     As filed with the Securities and Exchange Commission on September 25, 1998
                                           Registration Nos. 33-11905,  811-5010

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 27                 [X]
                                      and
                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 28                        [X]


                               THE MONITOR FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              41 South High Street
                              Columbus, Ohio 43287
                    (Address of Principal Executive Office)
                                 1-800-544-8347
                        (Registrant's Telephone Number)

                      David G. Lee, Senior Vice President
                               SEI Fund Resources
                            One Freedom Valley Road
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                   Copies to:


        Melanie Mayo West, Esq.                  Bradley J. Schram, Esq.
          Dykema Gossett PLLC                Hertz, Schram & Saretsky, P.C.
  1577 N. Woodward Avenue, Suite 300         1760 Telegraph Road, Suite 300
Bloomfield Hills, Michigan  48304-2820    Bloomfield Hills, Michigan 48302-0183
          Fax: (248) 203-0763                      Fax: (248) 335-3346


--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):
    [_]   60 days after filing pursuant to Rule 485(a)(1), or
    [_]   On               , 199__, pursuant to Rule 485(a)(1), or
    [X]   75 days after filing pursuant to Rule 485(a)(2), or
    [_]   On               , 199__, pursuant to Rule 485(a)(2).
    [_]   Immediately upon filing pursuant to Rule 485(b), or
    [_]   On,                , 199__, pursuant to Rule 485(b)
If appropriate, check this box:
    [_] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

--------------------------------------------------------------------------------
The Registrant has previously registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Title of Securities Being Registered:  Shares of Beneficial Interest.

                             CROSS-REFERENCE SHEET

This Cross-Reference Sheet includes information relating to each class of the Florida Tax-Free Money Fund.

Form N-1A Part A Item                                        Location in Prospectus
---------------------                                        ----------------------

Item 1.  Cover Page.......................................   Cover Page
Item 2.  Synopsis.........................................   Summary; Fee Table and Example
Item 3.  Condensed Financial Information..................   Financial Highlights
Item 4.  General Description of Registrant................   The Fund's Investment Objective and Policies; Florida Tax-Free Money
                                                             Fund; Additional Information on Portfolio Investments and Strategies;
                                                             Investment Restrictions
Item 5.  Management of the Fund...........................   Management of the Trust; Administration of the Fund; Custodian,
                                                             Recordkeeper, Transfer Agent and Dividend Disbursing Agent;
                                                             Independent Auditors
Item 5a. Management's Discussion of Fund Performance......   Not Applicable
Item 6.  Capital Stock and Other Securities...............   Distributions and Taxes; Distribution Options; Federal Income Taxes;
                                                             Florida Income Taxes; Organization of the Trust; Voting Rights;
                                                             Shareholder Inquiries; Other Classes of Shares
Item 7.  Purchase of Securities Being Offered.............   How the Fund Values Its Shares; How to Buy Trust/Investment Shares; To
                                                             Place an Order (Investment Shares Only); Minimum Investment Required;
                                                             What Shares Cost (Investment Shares Only); Systematic Investment
                                                             Program; How to Exchange Trust/Investment Shares Among the Funds;
                                                             Distribution of Trust/Investment Shares; Distribution Plan (Investment
                                                             Shares Only)
Item 8.  Redemption of Repurchase.........................   How to Redeem Trust/Investment Shares; Systematic Withdrawal Program
                                                             (Investment Shares Only); Accounts with Low Balances (Investment Shares only)
Item 9.  Pending Legal Proceedings........................   Not Applicable

Form N-1A Part B Item                                        Location in Statement of Additional Information
---------------------                                        -----------------------------------------------
Item 10.  Cover Page......................................   Cover Page
Item 11.  Table of Contents...............................   Table of Contents
Item 12.  General Information and History.................   Definitions; Additional Information About the Trust and Investment
                                                             Objectives and Policies of the Trust; Investment Restrictions
Item 13.  Investment Objectives and Policies..............   Management of the Trust
Item 14.  Management of the Fund..........................   Fund Ownership
Item 15.  Control Persons and Principal Holders of
          Securities......................................   Investment Adviser; Administrator; Distributor; Custodian; Transfer
                                                             Agent and Dividend Disbursing Agent; Independent Auditors
Item 16.  Other Services..................................   Portfolio Transactions; Brokerage and Research Services
Item 17.  Brokerage Allocation and Other Practices........   Dividends and Distributions
Item 18.  Capital Stock and Other Securities..............   The Distribution Plan
Item 19.  Purchase, Redemption and Pricing of Securities
          Being Offered...................................   Determination of Net Asset Value; Additional Purchase Information -
                                                             Payment in Kind
Item 20.  Tax Status......................................   Taxes
Item 21.  Underwriters....................................   Not Applicable
Item 22.  Calculation of Performance Data.................   Performance Information
Item 23.  Financial Statements............................   Incorporated by Reference to the Registrant's Annual Report dated
                                                             December 31, 1997 (File No. 811-05010)


Form N-1A Part C
----------------
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                                  PROSPECTUS
                                      , 1998

  The Monitor Funds, a Massachusetts business trust (the "Trust"), consists of separate series (the "Funds") which have different investment objectives and policies. The Monitor Florida Tax-Free Money Fund (the "Fund") offers two classes of shares: Investment Shares and Trust Shares. Investment Shares of the Fund may be purchased through The Huntington Investment Company, a Huntington Personal Banker or MONITORdirect, pursuant to respective agreements between The Huntington Investment Company or The Huntington National Bank ("Huntington" or the "Adviser"), and SEI Investments Distribution Co. ("SEI" or the "Distributor"), the Trust's distributor.

  This Prospectus relates only to Investment Shares of the Fund. This Prospectus sets forth concisely what a shareholder should know before investing in Investment Shares of the Fund and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Investment Shares and Trust Shares has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference. The SEC maintains a Web site (http://www.sec.gov) that contains the Combined Statement of Additional Information, material incorporated by reference and other information relating to the Fund. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998, AS SUPPLEMENTED, CALL MONITORDIRECT AT 800-253-0412.

                         THE HUNTINGTON NATIONAL BANK
                     Investment Adviser and Administrator

                       SEI INVESTMENTS DISTRIBUTION CO.
                                  Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY HUNTINGTON, NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

IN ADDITION, THE FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF FLORIDA OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF FLORIDA AND THEREFORE AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PRINCIPAL RISK FACTORS......................................................   1

FEE TABLE AND EXAMPLE.......................................................   2

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES................................   3
 Florida Tax-Free Money Fund................................................   3
 Variable Rate Demand Obligations...........................................   4
 Participation Interests....................................................   4
 Demand Features and Guarantees.............................................   4
 Temporary Investments......................................................   5

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES..............   5
 Florida Obligations........................................................   5
 Credit Enhancement.........................................................   6
 Non-Diversification........................................................   6
 Defensive Investment Strategies............................................   6
 Repurchase Agreements......................................................   7
 When-Issued and Delayed Delivery Transactions..............................   7
 Lending of Portfolio Securities............................................   7
 U.S. Government Securities.................................................   8

INVESTMENT RESTRICTIONS.....................................................   8

HOW THE FUND VALUES ITS SHARES..............................................   9

HOW TO BUY INVESTMENT SHARES................................................   9
 To Place an Order..........................................................  10
 Minimum Investment Required................................................  10
 Systematic Investment Program..............................................  10
 What Shares Cost...........................................................  11

HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS...........................  11
 By Telephone...............................................................  12
 By Mail....................................................................  12

HOW TO REDEEM INVESTMENT
 SHARES.....................................................................  12

 Redeeming by Telephone.....................................................  13
 Redeeming by Mail..........................................................  13
 Redeeming by Check.........................................................  14
 Redeeming by Fax...........................................................  14

SYSTEMATIC WITHDRAWAL PROGRAM...............................................  14

ACCOUNTS WITH LOW BALANCES..................................................  15

MANAGEMENT OF THE TRUST.....................................................  15

 Adviser's Background.......................................................  15
 Distribution of Investment Shares..........................................  16
 Distribution Plan..........................................................  16
 Shareholder Servicing Arrangements.........................................  17
 Administration of the Fund.................................................  17
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.....  17
 Independent Accountants....................................................  17

DISTRIBUTIONS AND TAXES.....................................................  17

 The Fund...................................................................  17
 Distribution Options.......................................................  18
 Federal Income Taxes.......................................................  18
 Florida Income Taxes.......................................................  19

ORGANIZATION OF THE TRUST...................................................  20

 Voting Rights..............................................................  20
PERFORMANCE DATA AND COMPARISONS............................................  21

SHAREHOLDER INQUIRIES.......................................................  21

OTHER CLASSES OF SHARES.....................................................  22

                            PRINCIPAL RISK FACTORS

  Investors should be aware of the following general observations. There can be no assurance that the Fund will achieve its investment objective. The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of municipal obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of municipal obligations decline.

  There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

  YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, the Fund could be adversely impacted if the computer systems used by Huntington, SEI or other service providers and entities with computer systems that are linked to the Fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Huntington is taking steps that it believes are reasonably designed to address Year 2000 Risk with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurances, however, that these steps will be sufficient to avoid any adverse impact on the Fund.

                             FEE TABLE AND EXAMPLE

  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Investment Shares in the Fund will bear, either directly or indirectly.

ANNUAL INVESTMENT SHARES OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              TOTAL INVESTMENT SHARES
                                                                OPERATING EXPENSES
     NET MANAGEMENT        12B-1             OTHER             NET OF ANY WAIVERS OR
        FEES(1)           FEES(2)         EXPENSES(3)            REIMBURSEMENTS(4)
     --------------       -------         -----------         -----------------------
         0.20%             0.10%             0.30%                     0.60%

--------
(1)Fees paid by the Fund for investment advisory services. See "Management of the Trust." Management fees have been reduced to reflect the anticipated voluntary waiver of a portion of the fees payable to the Adviser. The Adviser may terminate this voluntary waiver at any time in its sole discretion. The maximum management fee for the Fund is 0.50%.
(2)Fees paid by the Fund for distribution/shareholder servicing assistance. See "Management of the Trust--Distribution Plan." 12b-1 fees have been reduced to reflect the anticipated voluntary waiver of a portion of the fees payable to the Distributor. The Distributor may terminate this voluntary waiver at any time in its sole discretion. The maximum 12b-1 fees for the Fund are 0.25%.
(3)Includes administration fees. See "Management of the Trust--Administration of the Fund."
(4)Total Investment Shares Operating Expenses for the Fund would be 1.05%, absent the anticipated voluntary waivers of a portion of the Fund's management fees and 12b-1 fees. Expenses for the Fund are based on estimates for the current fiscal year.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                  1 YEAR                                               3 YEARS
                  ------                                               -------
                    $6                                                   $19

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are described below. There can, of course, be no guarantee that the Fund will achieve its investment objective.

  The Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of the Fund. Unless otherwise noted in this Prospectus or in the Statement of Additional Information, the investment policies of the Fund are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees") without shareholder approval. Except with respect to borrowing money or downgrades of securities in the Fund, any percentage limitation on the Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by Huntington in managing the Fund's investments, see the Appendix to the Statement of Additional Information.

  Money Market Funds, in general, are designed for investors seeking current income with stability of principal. The Fund intends to limit its investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Statement of Additional Information entitled "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Fund which in some instances restricts the Fund's investment policies. These risk limiting conditions include the following:
 . The Fund must limit its investments to "Eligible Securities" as defined under Rule 2a-7, and which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. (An explanation of some of the terms defined by Rule 2a-7 is contained in the Statement of Additional Information.)
 . The Fund may invest without limit in "First Tier Securities." In addition, the portfolio investments of the Fund must be deemed to have a maturity of 397 days or less from the time of purchase by the Fund, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of the Fund's portfolio must not exceed 90 days. Of course, the Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

FLORIDA TAX-FREE MONEY FUND

  The objective of the Fund is to seek the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high quality, short-term Florida obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of qualified legal counsel, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida Intangible Personal Property Tax. Examples of Florida obligations include, but are not limited to:
 . tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;
 . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;
 . municipal commercial paper and other short-term notes;
 . variable rate demand notes;
 . municipal bonds (including bonds having serial maturities and pre-funded bonds); and
 . participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days' prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features and Guarantees." The Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  DEMAND FEATURES AND GUARANTEES. The Fund may acquire securities which are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amounts (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. In addition, certain of the portfolio investments of the Fund may be credit enhanced by a guarantee, including a letter of credit, insurance or unconditional demand feature. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. Except as permitted under Rule 2a-7 of the 1940 Act, the Fund will not invest, with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the issuing institution.

  The Fund uses demand features to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida obligations and the remainder may be invested in obligations that are not Florida obligations. From time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Florida tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

  The Fund may also engage in the following investment techniques, each of which may involve certain risks:

FLORIDA OBLIGATIONS

  The Florida obligations in which the Fund may invest include general obligation bonds, revenue bonds and industrial development bonds. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  Florida has been among the fastest growing states as a result of migration to Florida from other areas of the United States and from foreign countries. Its population in 1996 represents an increase of 48% from 1980 levels, ranking the state fourth in the nation. Florida's per capita income is on par with national averages and is 11% above regional levels, reflecting healthy growth since the early 1990s recession. The state's income structure is more dependent on property income (dividends, income and rent) and transfer payments (social security and pension benefits) due to the significant retirement age population. During the past decade, Florida has experienced strong growth in the services, construction and trade sectors. These sectors now account for more than 64% of the state's work force. Florida's service-based economy continues to grow at a steady pace with economic performance exceeding national levels. The largest components of this sector are health and business services which should remain strong growth areas, given the state's demographics.

  Growth in the services, construction and trade sectors represented 82% of all new employment between 1993-1996 and will be the state's primary growth sectors in the future. This growth has diversified the state's overall economy, which at one time was dominated by the citrus and tourism industries. The tourism industry, which supports many of the state's employment sectors, continues to be somewhat cyclical. The state continues to have a relatively narrow tax base, with 70% of revenues derived from the 6% sales and use tax. Despite this reliance on a cyclical revenue source, Florida has managed its overall financial program well. The state has generated operating surpluses in recent years, while maintaining tax levels and funding growth-related service requirements. The state expects to end fiscal 1997 with the highest reserve level recorded in more than a decade.

  In December 1996, it was reported that Miami, Florida was facing a budget shortfall of $68 million. As a result, Miami's debt ratings were reduced to "junk" bond status by both Standard & Poor's and Moody's Investors Service, Inc. Florida's governor has appointed an oversight panel to assist Miami in recovering from its financial crisis, and all expenses and debts for at least five years must be approved by the panel. Although no issuers of Florida obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all Florida obligations and, consequently, the net asset value of the Fund.

CREDIT ENHANCEMENT

  Certain of the portfolio investments of the Fund may have been credit enhanced by a guarantee, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

NON-DIVERSIFICATION

  The Fund is a non-diversified Fund under the 1940 Act, which means that it may invest its assets in the obligations of fewer issuers than would be the case if it were "diversified." The Fund's ability to invest a relatively high percentage of its assets in the securities of a limited number of issuers involves an increased risk of loss to the Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the 1940 Act, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. The Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

REPURCHASE AGREEMENTS

  Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price of yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

  The Fund may dispose of a commitment prior to settlement if the Fund's Adviser deems it appropriate to do so.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. The Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. Investments in U.S. Government securities are limited to:
  (a) direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and
  (b) notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:
  (a) the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
  (b) the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or
  (c) the credit of the agency or instrumentality.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed only by a vote of a majority of the outstanding shares of the Fund.

  The Fund will not:
  (1) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development (other than a state-wide, national or international development) affecting one such municipal obligation would also affect the others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment;

  (2) Invest more than 10% of the value of its total assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and Over the Counter ("OTC") options; and

  (3) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by a pledge of not more than 10% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings are outstanding).

                        HOW THE FUND VALUES ITS SHARES

  The Fund attempts to stabilize the net asset value of its Investment Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Investment Share is determined by adding the interest of the Investment Shares in the value of all securities and other assets of the Fund, subtracting the interest of the Investment Shares in the liabilities of the Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

  The Fund calculates net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays; New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veteran's Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                         HOW TO BUY INVESTMENT SHARES

  Investment Shares of the Fund may be purchased through The Huntington Investment Company, Huntington Personal Banker or MONITORdirect, part of Investor Services, (collective, the "Huntington Group") pursuant to respective agreements between The Huntington Investment Company or Huntington and the Distributor. Investors may purchase Investment Shares of the Fund on all Business Days. Investment Shares in the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Investment Shares purchased after such time begin earning dividends on the following day. In connection with the sale of a Fund's Investment Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

  From time to time, the Trust may temporarily suspend the offering of shares of the Fund or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of the Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements.

TO PLACE AN ORDER

  To purchase Investment Shares of the Fund, an investor may call The Huntington Investment Company at 800-322-4600, or the investor's Personal Banker directly. All other investors should call MONITORdirect at 800-253-0412.

  Payment may be made either by check or wire transfer of federal funds. To purchase by check, the check must be included with the order and made payable to the name of the applicable Fund, designating Investment Shares. If a shareholder pays for Investment Shares by check and the check does not clear, the purchase will be cancelled, and the shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Investment Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. Orders are considered received after payment by check is converted into federal funds by the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent").

  When payment is made through wire transfer of federal funds, the order is considered received immediately upon receipt by the Transfer Agent. With respect to the Fund, payment by wire must be received by the applicable member of the Huntington Group before 10:30 a.m. (Eastern Time) in order to earn dividends for that day. Payment by wire must be received by the applicable member of the Huntington Group before 4:00 p.m. (Eastern Time) in order for Investment Shares of the Fund to be purchased at that day's price. Prior to purchasing by wire, investors should call the applicable member of the Huntington Group. It is the responsibility of the applicable member of the Huntington Group to transmit orders promptly to the Transfer Agent. Federal funds should be wired as follows: Huntington National Bank, ABA 044000024, Trust Department, Account No. 01891160404, Monitor Retail, Attention:
Shareholder Services.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Investment Shares of the Fund is $1,000. Subsequent investments in the Fund may be made at any time in amounts of at least $50.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holders of Investment Shares of the Fund may add to their investment on a regular basis in minimum amounts of at least $50. The Fund will waive the initial $1,000 investment minimum for investors who sign up for the Systematic Investment Program. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Investment Shares of the Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by completing the appropriate section of the account application.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

WHAT SHARES COST

  Investment Shares of the Fund are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund.

               HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS

  Shareholders may exchange Investment Shares in the Fund for Investment Shares in any other Fund of the Trust at the respective net asset values per Investment Share next determined after receipt of the request in good order, plus the applicable sales charge (if any) as described below. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold. If a shareholder seeks to exchange Investment Shares of the Fund for Investment Shares of a Fund that imposes a sales charge, the shareholder will be required to pay the applicable sales charge of the Fund into which the shares are exchanged. Shareholders will only be required to pay a sales charge once. Thus, for example, no sales charge applies when shares are exchanged among Funds that impose a sales charge. Similarly, no sales charge applies where a shareholder exchanges shares of a Fund with a sales charge for shares of a Fund that does not impose such a charge and subsequently exchanges those shares back into a Fund with a sales charge.

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanged.

  If the exchanging shareholder does not have an account in the Fund whose Investment Shares are being acquired, a new account will be established with the same registration and reinvestment options for dividends and capital gains distributions as the account of the Fund from which the Investment Shares are exchanged, unless otherwise specified in writing by the shareholder. In the event the new account registration is not identical to that of the existing account, a signature guarantee will be required. (See "Redeeming By Mail" below.)

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. Shareholders may obtain further information on the exchange privilege by calling the applicable member of the Huntington Group.

BY TELEPHONE

  Shareholders may provide instructions for exchanges between Funds by calling: The Huntington Investment Company at 800-322-4600; their Personal Banker directly or MONITORdirect at 800-253-0412. Investors may request the Trust's telephone exchange privilege on their account application. Information on this service can be obtained through the applicable member of the Huntington Group.

  Investment Shares may be exchanged by telephone only between Fund accounts having identical shareholder registration. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below under "By Mail"), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  Telephone exchange instructions must be received by the applicable member of the Huntington Group before 3:00 p.m. (Eastern Time) for Investment Shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time and shareholders will be notified of any such modification or termination. Shareholders of the Fund may have difficulty in making exchanges by telephone during times of extreme economic or market conditions. If the shareholder cannot make contact by telephone, it is recommended that an exchange request by made in writing and sent by overnight mail to the appropriate member of the Huntington Group. Written instructions may require a signature guarantee. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL

  Shareholders may provide instructions for exchanges between the Funds by making a written request to the appropriate member of the Huntington Group at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designating that Investment Shares are involved), (2) the name(s) and address on the shareholder account, (3) the account number, (4) the dollar amount or number of Investment Shares to be exchanged, and (5) the Fund into which the Investment Shares are to be exchanged. Written exchange requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required for corporations, executors, administrators, trustees and guardians.

                        HOW TO REDEEM INVESTMENT SHARES

  Shareholders may redeem all or any portion of the Investment Shares in their account on any Business Day at the appropriate net asset value per share next determined after a redemption request in proper form is received by the Transfer Agent. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  A shareholder may redeem Investment Shares of the Fund by calling The Huntington Investment Company at 800-322-4600, their Personal Banker directly or MONITORdirect at 800-253-0412.

  Shareholders of the Fund who request a redemption before 10:30 a.m. (Eastern
Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 10:30 a.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day.

  Members of the Huntington Group are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. If at any time the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

  Investors may request the Trust's telephone redemption privilege on their account application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through the members of the Huntington Group. Proceeds for redemptions will normally be wired to the shareholder's account with proper authorization (at a domestic commercial bank that is a member of the Federal Reserve System designated by the shareholder in writing) or a check will be sent to the address of record. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Shareholders may redeem Investment Shares of the Fund by sending a written request to the appropriate member of the Huntington Group. The written request should include the shareholder's name, Fund name (designating Investment Shares), the account number, and the number of Investment Shares or dollar amount requested.

  Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Transfer Agent, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:
  -- a trust company or commercial bank whose deposits are insured by the
     Bank Insurance Fund ("BIF"), which is administered by the FDIC;
  -- a member of the New York, American, Midwest, or Pacific Stock Exchanges; -- a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
  -- any other "eligible guarantor institution," as defined in the Securities
     Exchange Act of 1934.

  The Fund does not accept signatures guaranteed by a notary public.

  The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Normally, a check for the proceeds is mailed to the shareholder within one Business Day, but in no event more than seven days, after receipt of a proper written redemption request, provided that Huntington has received payment for Investment Shares from the shareholder. Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

REDEEMING BY CHECK

  At the shareholder's request, the appropriate member of the Huntington Group will establish a checking account for redeeming Investment Shares of the Fund. Shareholders may be charged a fee for this service.

  With a Fund checking account, Investment Shares may be redeemed simply by writing a check for $250 or more. The redemption will be made at the applicable net asset value per share on the date that the check is presented to the Fund. A check may not be written to close an account. In addition, if a shareholder wishes to redeem Investment Shares and have the proceeds available, a check may be written and negotiated through the shareholder's local bank. Checks should never be sent to the issuing bank to redeem Investment Shares. Cancelled checks are sent to the shareholder each month.

REDEEMING BY FAX

  Shareholders wishing to expedite the redemption process may fax a copy of their written request to the appropriate member of the Huntington Group at 614-480-4682 (The Huntington Investment Company) or 614-480-5516 (Investor Services). Shareholders redeeming by fax must call the appropriate member of the Huntington Group to confirm receipt of the written request. See "Redeeming by Telephone" in this Prospectus for a discussion of when shareholders will receive redemption proceeds when redeeming by fax.

                         SYSTEMATIC WITHDRAWAL PROGRAM

  Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Investment Shares of the Fund are redeemed at the applicable net asset value per Investment Share at the time of the withdrawal to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distribution with respect to Investment Shares, and the fluctuation of the net asset value of Investment Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in Investment Shares of the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Investment Shares of the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through the appropriate member of the Huntington Group. The Trust requires two to three days to process a systematic withdrawal and uses automatic clearing house funds which are transferred electronically and thus have the potential to be uninvested for up to 48 hours.

                          ACCOUNTS WITH LOW BALANCES

  Due to the high cost of maintaining accounts with low balances, the Fund may redeem Investment Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balances falls below the required minimum value of $1,000 due to shareholder redemption. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value. Before Investment Shares are redeemed to close an account, the shareholder will be notified in writing and allowed 30 days to purchase additional Investment Shares to meet the minimum requirement.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund's business. Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Pursuant to a sub-investment advisory agreement with Huntington, Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, serves as sub-adviser to the Fund.

  Subject to the supervision of the Trustees, Huntington and Countrywide provide a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund. The Trust pays Huntington management fees, computed daily and payable monthly, for the Fund based on average daily net assets at the annual rate of 0.50%. Huntington, in turn, pays Countrywide management fees, computed daily and payable monthly, for the Fund at the annual rate of 0.20%. Huntington may periodically waive all or a portion of its management fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Similarly, Countrywide may periodically waive all or a portion of its management fee.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street,
Columbus, Ohio 43287. With $    billion in assets as of September 30, 1998,
HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and
other assets. Huntington is responsible for $    billion of assets, and has
investment discretion over approximately $    billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  Sub-Adviser's Background. Countrywide is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc. Organized in 1974, Countrywide serves as the investment adviser to eighteen mutual fund portfolios of Countrywide Tax-Free Trust, Countrywide Investment Trust and Countrywide Strategic Trust.

DISTRIBUTION OF INVESTMENT SHARES

  SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of the Fund. It is a Delaware corporation and is the principal distributor for a number of investment companies.

DISTRIBUTION PLAN

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Distribution Plan provides for payments to be made to the Distributor in connection with the provision of certain services (described below) with respect to the Fund's Investment Shares.

  In accordance with the Distribution Plan, the Distributor may enter into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment Shares of the Fund. The Distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to Investment Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of customer account cash balances; answering routine customer inquiries regarding Investment Shares; assisting customers in changing dividend options, account designations, and addresses; and providing such other services as the Distributor may reasonably request in connection with investments in Investment Shares. As of the date of this Prospectus, The Huntington Investment Company and Huntington have entered into agreements with the Distributor concerning the provision of administrative services to customers of the Huntington Group who purchased Investment Shares of the Fund.

  In connection with the provision of the distribution and administrative services described above, the Distributor will pay brokers, dealers and administrators (including The Huntington Investment Company) a fee based on the amount of Investment Shares owned by their customers. For the Fund, amounts paid by the Distributor for services rendered with respect to the Fund's Investment Shares will be reimbursed by the Fund in an amount which may not exceed an annual rate of 0.25 of 1% of the average daily net assets attributable to the Fund's Investment Shares held in customer accounts for which brokers, dealers, and administrators provide such services. Fees under the Distribution Plan with respect to the Fund's Investment Shares are accrued daily, payable quarterly, and calculated on an annual basis.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administrative services performed in connection with the Distribution Plan.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as brokers or dealers pursuant to state law.

  Shareholder Servicing Arrangements. In addition to the fees paid by the Distributor to financial institutions under the Distribution Plan as described above, the Distributor may also pay financial institutions a fee based upon the average net asset value of Investment Shares held by their customers for providing administrative services. This fee, if paid, will be reimbursed by Huntington and not the Fund.

ADMINISTRATION OF THE FUND

  Huntington is the administrator of the Fund, providing certain administrative personnel and services necessary to operate the Fund. For these services, the Fund pays a fee, computed and payable daily, to Huntington at an annual rate of 0.11% of its average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which SEI Fund Resources provides certain administrative services to the Fund. The fees paid to SEI Fund Resources under this agreement are paid by Huntington and not by the Fund.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Fund's investments and other assets. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for the Fund. State Street Bank and Trust Company is the Fund's transfer agent and dividend disbursing agent.

INDEPENDENT AUDITORS

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Columbus,
Ohio.

                            DISTRIBUTIONS AND TAXES

THE FUND

  All of the net income of both classes of shares of the Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. The Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Fund. Shares of the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although the Fund does not expect to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. The Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of the Fund at $1.00 per share.

DISTRIBUTION OPTIONS

  Shareholders of the Fund may choose to receive all distributions in cash or to reinvest all distributions in additional Trust Shares of the Fund. Shareholders may choose a distribution option by notifying the Mutual Fund Services Center of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Trust Shares of the Fund.

FEDERAL INCOME TAXES

  Additional information regarding federal income and certain taxes is contained in the Statement of Additional Information. The following is a general and abbreviated summary of certain applicable provisions of state law and the Internal Revenue Code and Treasury regulations currently in effect. State law, the Code and regulations are subject to change by legislative or administrative action. Shareholders should consult their own tax advisor to determine the precise effect of an investment in the Fund on their particular tax situation.

  The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, the Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria. In addition, in order for each of the Fund's distributions to qualify as "exempt-interest dividends," at least 50% of each Fund's assets must consist of obligations described in Section 103(a) of the Internal Revenue Code at the end of each quarter. Qualification as "exempt-interest dividends" means that the Fund may pass on to shareholders the federal tax-exempt status of its investment income.

  For federal income tax purposes, distributions (other than exempt-interest dividends) will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to distributions of net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable as such, regardless of how long shares have been held. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

  The Fund's distributions designated as exempt-interest dividends are not generally subject to federal income tax. However, if a shareholder receives social security or railroad retirement benefits, the shareholder should consult a tax advisor to determine what effect, if any, an investment in the Fund may have on the taxation of such benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

  Generally, shareholders will be taxed, where applicable, on dividends or distributions in the year of receipt; however, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  The redemption, sale or exchange of shares of the Fund for shares of another Monitor Fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 after the date that the shares are disposed of.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Dividends and distributions may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

  Early in each year the Fund will notify shareholders of the amount and the federal income tax status of the distributions paid or deemed paid by the Fund during the preceding year.

FLORIDA INCOME TAXES

  Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as the portion of the Fund's portfolio which is not invested in direct U.S.

Government obligations is at least 95% invested in Florida obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Investment Shares and Trust Shares, in The Monitor Money Market Fund, The Monitor Ohio Municipal Money Market Fund, The Monitor Florida Tax-Free Money Fund, The Monitor U.S. Treasury Money Market Fund, The Monitor Growth Fund, The Monitor Income Equity Fund, The Monitor Mortgage Securities Fund, The Monitor Ohio Tax-Free Fund, The Monitor Michigan Tax-Free Fund, The Monitor Fixed Income Securities Fund, The Monitor Intermediate Government Income Fund and The Monitor Short/Intermediate Fixed Income Securities Fund. Investment Shares of The Monitor Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public.

  Investment Shares and Trust Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time.

  Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Fund.

  The Fund may show its yield and effective yield for both classes of shares. The Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Fund's yield for a year and is, for that reason, greater than the Fund's yield.

  The Fund's tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from the Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Trust Shares and Investment Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on the Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of the Fund's portfolio, and the operating expenses of the Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington National Bank, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attn: Investor Services.

                            OTHER CLASSES OF SHARES

  The Fund also offers another class of shares called Trust Shares. Trust Shares are sold through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of Huntington or its affiliates or correspondent banks. Trust Shares of the Fund are sold at net asset value and are subject to a minimum initial investment of $1,000.

  Investment Shares and Trust Shares of the Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between the Fund's Investment Shares and Trust Shares may affect the performance of each class.

  Investors may obtain information about Trust Shares by contacting Investor Services at 614/480-5580 (in Ohio) or 800/253-0412 (outside the 614 Area
Code).

Investment Adviser
--------------------------------------------------------------------------------
The Huntington National Bank
Huntington Center
Columbus, OH 43287
1-800-253-0412

Administrator
--------------------------------------------------------------------------------
The Huntington National Bank
Huntington Center
Columbus, OH  43287
1-800-253-0412

Distributor
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, PA 19456

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

[ RECYCLE PAPER LOGO APPEARS HERE]

                        -------------------------------

                                   M logo FPO

                         -------------------------------

                               The Monitor Funds
                        -------------------------------
                              MARBLE SCREEN F.P.O.
                         -------------------------------
                              Investment Shares

                         FLORIDA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------


     , 1998

    ART

                                  PROSPECTUS
                                       , 1998

  The Monitor Funds, a Massachusetts business trust (the "Trust"), consists of separate series (the "Funds") which have different investment objectives and policies. The Monitor Florida Tax-Free Money Fund (the "Fund") offers two classes of shares: Trust Shares and Investment Shares. Investors may purchase Trust Shares of the Fund through procedures established by SEI Investments Distribution Co. ("SEI" or the "Distributor"), the Trust's distributor, in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of The Huntington National Bank ("Huntington" or the "Adviser"), or its affiliates or correspondent banks.

  This Prospectus relates only to Trust Shares of the Fund. This Prospectus sets forth concisely what a shareholder should know before investing in Trust Shares of the Fund and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Trust Shares and Investment Shares has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference. The SEC maintains a Web site (http://www.sec.gov) that contains the Combined Statement of Additional Information, material incorporated by reference and other information relating to the Fund. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998, AS SUPPLEMENTED, CALL MONITORDIRECT AT 800-253-0412.

                         THE HUNTINGTON NATIONAL BANK
                     Investment Adviser and Administrator

                       SEI INVESTMENTS DISTRIBUTION CO.
                                  Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY HUNTINGTON, NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

IN ADDITION, THE FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF FLORIDA OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF FLORIDA AND THEREFORE AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

                               TABLE OF CONTENTS
                                                                            PAGE

PRINCIPAL RISK FACTORS........................................................ 1
FEE TABLE AND EXAMPLE......................................................... 2
THE FUND'S INVESTMENT OBJECTIVE AND  POLICIES................................. 3
 Florida Tax-Free Money Fund.................................................. 3
 Variable Rate Demand Obligations............................................. 4
 Participation Interests...................................................... 4
 Demand Features and Guarantees............................................... 4
 Temporary Investments........................................................ 5
ADDITIONAL INFORMATION ON PORTFOLIO  INVESTMENTS AND STRATEGIES............... 5
 Florida Obligations.......................................................... 5
 Credit Enhancement........................................................... 6
 Non-Diversification.......................................................... 6
 Defensive Investment Strategies.............................................. 6
 Repurchase Agreements........................................................ 7
 When-Issued and Delayed Delivery   Transactions.............................. 7
 Lending of Portfolio Securities.............................................. 7
 U.S. Government Securities................................................... 8
INVESTMENT RESTRICTIONS....................................................... 9
HOW THE FUND VALUES ITS SHARES................................................10
HOW TO BUY TRUST SHARES.......................................................10
 Minimum Investment Required..................................................11
 Systematic Investment Program................................................11
HOW TO EXCHANGE TRUST SHARES  AMONG THE FUNDS.................................11
HOW TO REDEEM TRUST SHARES....................................................12
 Redeeming By Telephone.......................................................12
 Redeeming By Mail............................................................13
MANAGEMENT OF THE TRUST.......................................................14
 Adviser's Background.........................................................14
 Distribution of Trust Shares.................................................15
 Administration of the Fund...................................................15
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.......15
 Independent Accountants......................................................15
DISTRIBUTIONS AND TAXES.......................................................15
 The Fund.....................................................................15
 Distribution Options.........................................................16
 Federal Income Taxes.........................................................16
 Florida Income Taxes.........................................................18
ORGANIZATION OF THE TRUST.....................................................18
 Voting Rights................................................................18
PERFORMANCE DATA AND COMPARISONS..............................................19
SHAREHOLDER INQUIRIES.........................................................20
OTHER CLASSES OF SHARES.......................................................20

                            PRINCIPAL RISK FACTORS

  Investors should be aware of the following general observations. There can be no assurance that the Fund will achieve its investment objective. The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of municipal obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of municipal obligations decline.

  There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

  YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, the Fund could be adversely impacted if the computer systems used by Huntington, SEI or other service providers and entities with computer systems that are linked to the Fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Huntington is taking steps that it believes are reasonably designed to address Year 2000 Risk with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurances, however, that these steps will be sufficient to avoid any adverse impact on the Fund.

                             FEE TABLE AND EXAMPLE

  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Trust Shares in the Fund will bear, either directly or indirectly.

ANNUAL TRUST SHARES OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                      TOTAL TRUST SHARES
                                                                      OPERATING EXPENSES
                                                                          NET OF ANY
     NET MANAGEMENT         12B-1                OTHER                    WAIVERS OR
        FEES (1)            FEES              EXPENSES(2)             REIMBURSEMENTS (3)
     --------------         -----             -----------             ------------------
         0.20%              None                 0.30%                      0.50%

--------
(1) Fees paid by the Fund for investment advisory services. See "Management of the Trust." Management fees have been reduced to reflect the anticipated voluntary waiver of a portion of the fees payable to the Adviser. The Adviser may terminate this voluntary waiver at any time in its sole discretion. The maximum management fee for the Fund is 0.50%.
(2) Includes administration fees. See "Management of the Trust--Administration of the Fund."
(3) Total Trust Shares Operating Expenses for the Fund would be 0.80%, absent the anticipated voluntary waiver of a portion of the Fund's management fees. Expenses for the Fund are based on estimates for the current fiscal year.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

               1 YEAR                    3 YEARS
               ------                    -------
                 $5                        $16

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Trust Shares will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are described below. There can, of course, be no guarantee that the Fund will achieve its investment objective.

  The Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of the Fund. Unless otherwise noted in this Prospectus or in the Statement of Additional Information, the investment policies of the Fund are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees") without shareholder approval. Except with respect to borrowing money or downgrades of securities in the Fund, any percentage limitation on the Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by Huntington in managing the Fund's investments, see the Appendix to the Statement of Additional Information.

  Money Market Funds, in general, are designed for investors seeking current income with stability of principal. The Fund intends to limit its investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Statement of Additional Information entitled "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Fund which in some instances restricts the Fund's investment policies. These risk limiting conditions include the following:
 . The Fund must limit its investments to "Eligible Securities" as defined under Rule 2a-7, and which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. (An explanation of some of the terms defined by Rule 2a-7 is contained in the Statement of Additional Information.)
 . The Fund may invest without limit in "First Tier Securities." In addition, the portfolio investments of the Fund must be deemed to have a maturity of 397 days or less from the time of purchase by the Fund, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of the Fund's portfolio must not exceed 90 days. Of course, the Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

FLORIDA TAX-FREE MONEY FUND

  The objective of the Fund is to seek the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high quality, short-term Florida obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of qualified legal counsel, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida Intangible Personal Property Tax. Examples of Florida obligations include, but are not limited to:
 . tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;
 . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;
 . municipal commercial paper and other short-term notes;
 . variable rate demand notes;
 . municipal bonds (including bonds having serial maturities and pre-funded bonds); and
 . participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days' prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features and Guarantees." The Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  DEMAND FEATURES AND GUARANTEES. The Fund may acquire securities which are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amounts (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. In addition, certain of the portfolio investments of the Fund may be credit enhanced by a guarantee, including a letter of credit, insurance or unconditional demand feature. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. Except as permitted under Rule 2a-7 of the 1940 Act, the Fund will not invest, with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the issuing institution.

  The Fund uses demand features to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida obligations and the remainder may be invested in obligations that are not Florida obligations. From time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Florida tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

  The Fund may also engage in the following investment techniques, each of which may involve certain risks:

FLORIDA OBLIGATIONS

  The Florida obligations in which the Fund may invest include general obligation bonds, revenue bonds and industrial development bonds. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  Florida has been among the fastest growing states as a result of migration to Florida from other areas of the United States and from foreign countries. Its population in 1996 represents an increase of 48% from 1980 levels, ranking the state fourth in the nation. Florida's per capita income is on par with national averages and is 11% above regional levels, reflecting healthy growth since the early 1990s recession. The state's income structure is more dependent on property income (dividends, income and rent) and transfer payments (social security and pension benefits) due to the significant retirement age population. During the past decade, Florida has experienced strong growth in the services, construction and trade sectors. These sectors now account for more than 64% of the state's work force. Florida's service-based economy continues to grow at a steady pace with economic performance exceeding national levels. The largest components of this sector are health and business services which should remain strong growth areas, given the state's demographics.

  Growth in the services, construction and trade sectors represented 82% of all new employment between 1993-1996 and will be the state's primary growth sectors in the future. This growth has diversified the state's overall economy, which at one time was dominated by the citrus and tourism industries. The tourism industry, which supports many of the state's employment sectors, continues to be somewhat cyclical. The state continues to have a relatively narrow tax base, with 70% of revenues derived from the 6% sales and use tax. Despite this reliance on a cyclical revenue source, Florida has managed its overall financial program well. The state has generated operating surpluses in recent years, while maintaining tax levels and funding growth-related service requirements. The state expects to end fiscal 1997 with the highest reserve level recorded in more than a decade.

  In December 1996, it was reported that Miami, Florida was facing a budget shortfall of $68 million. As a result, Miami's debt ratings were reduced to "junk" bond status by both Standard & Poor's and Moody's Investors Service, Inc. Florida's governor has appointed an oversight panel to assist Miami in recovering from its financial crisis, and all expenses and debts for at least five years must be approved by the panel. Although no issuers of Florida obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all Florida obligations and, consequently, the net asset value of the Fund.

CREDIT ENHANCEMENT

  Certain of the portfolio investments of the Fund may have been credit enhanced by a guarantee, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

NON-DIVERSIFICATION

  The Fund is a non-diversified Fund under the 1940 Act, which means that it may invest its assets in the obligations of fewer issuers than would be the case if it were "diversified." The Fund's ability to invest a relatively high percentage of its assets in the securities of a limited number of issuers involves an increased risk of loss to the Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the 1940 Act, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. The Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

REPURCHASE AGREEMENTS

  Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price of yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

  The Fund may dispose of a commitment prior to settlement if the Fund's Adviser deems it appropriate to do so.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. The Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. The current market prices for such securities are not guaranteed and will fluctuate. Investments in U.S. Government securities are limited to:
  (a) direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and
  (b) notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:

  (a) the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
  (b) the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or
  (c) the credit of the agency or instrumentality.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed only by a vote of a majority of the outstanding shares of the Fund.

  The Fund will not:
  (1) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development (other than a state-wide, national or international development) affecting one such municipal obligation would also affect the others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment;

  (2) Invest more than 10% of the value of its total assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and Over the Counter ("OTC") options; and

  (3) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by a pledge of not more than 10% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings are outstanding).

                        HOW THE FUND VALUES ITS SHARES

  The Fund attempts to stabilize the net asset value of its Trust Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Trust Share is determined by adding the interest of the Trust Shares in the value of all securities and other assets of the Fund, subtracting the interest of the Trust Shares in the liabilities of the Fund and those attributable to Trust Shares, and dividing the remainder by the total number of Trust Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share. The net asset value of the Fund's Trust Shares will differ from that of Investment Shares due to the expense of the Rule 12b-1 fee applicable to the Fund's Investment Shares.

  The Fund calculates net asset value per Trust Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected;
(ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays; New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veteran's Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                            HOW TO BUY TRUST SHARES

  Investors may purchase Trust Shares in the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency and other similar accounts maintained by or on behalf of customers of Huntington or its affiliates or correspondent banks (collectively, the "Banks"). State securities laws may require banks and financial institutions purchasing shares for their customers to register as brokers pursuant to such laws. Trust Shares of the Fund are purchased at the appropriate net asset value per Trust share next determined after the order is transmitted to the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"). Trust Shares in the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Trust shares purchased after such time begin earning dividends on the following day.

  Trust Shares will normally be held in the name of the Bank effecting the purchase on the shareholder's behalf, and it is the Bank's responsibility to transmit purchase or redemption orders to the Transfer Agent. Shareholders will receive a confirmation of each transaction in their account, which will show the total number of Trust Shares of each Fund owned. The Fund will not issue certificates representing Trust Shares.

  If a shareholder pays for Trust Shares by check and the check does not clear, the purchase will be cancelled, and such shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Trust Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. For more information or assistance regarding the purchase of Trust Shares of any Fund, call MONITORdirect at 800-253-0412.

  From time to time, the Trust may temporarily suspend the offering of shares of the Fund or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of the Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Trust shares of the Fund is $1,000. Subsequent investments in the Fund may be made at any time in amounts of at least $500.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holder of Trust Shares of the Fund may add to their investment on a regular basis in minimum amounts of at least $50. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Trust Shares of the Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by contacting the Mutual Fund Services Center.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

                 HOW TO EXCHANGE TRUST SHARES AMONG THE FUNDS

  Shareholders may exchange Trust Shares in the Fund for Trust Shares in any other Fund of the Trust at the respective net asset values per Trust Share next determined after receipt of the request in good order. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold. Exchange requests received prior to 4:00 p.m. (Eastern
Time) will be effected at the next determined net asset value per Trust Share as of that Business Day. Exchange requests received after 4:00 p.m. (Eastern
Time) will be effected at the next determined net asset value per Trust Share on the following Business Day. Holders of Trust Shares automatically receive the Trust's telephone exchange service unless they have instructed their Bank to the contrary. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  1. By Telephone:           MONITORdirect
                             800-253-0412

  2. By Mail:                The Huntington National Bank
                             41 South High Street (HC 1116)
                             Columbus, OH 43287
                             Attn: Investor Services

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanges.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designate that Trust Shares are involved), (2) the name(s) and address on the shareholder account,
(3) the account number, (4) the dollar amount or number of Trust Shares to be exchanged, and (5) the Fund into which the Trust Shares are to be exchanged. Written exchange requests must be endorsed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees and guardians. (See "Redeeming By Mail" below).

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                          HOW TO REDEEM TRUST SHARES

  Shareholders may redeem all or any portion of the Trust Shares in their account on any Business Day at the appropriate net asset value per Trust Share next determined after a redemption request in proper form is received by the Transfer Agent. As described below, shareholders may redeem Trust Shares by telephone or in writing, and may receive redemption proceeds by wire.

  If an investor purchases Trust Shares by check and wishes to redeem those Trust Shares before the check has cleared, the Trust may delay payment of any redemption proceeds until the check clears. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  Telephone requests for redemption may be made by calling MONITORdirect at 800-253-0412.

  Shareholders of the Fund who request a redemption before 10:30 a.m. (Eastern
Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 10:30 a.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day.

  Holders of Trust Shares automatically receive the Trust's telephone redemption service unless they have instructed their Bank to the contrary. Because telephone redemption requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission. Anyone making a telephone redemption request must furnish (1) the name and address of record of the registered owner(s), (2) the account number, (3) the amount to be withdrawn, and (4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareholder(s) and mailed to the last address of record. If at anytime the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Redemption requests may be made in writing Huntington, 41 South High Street (HC 1116), Columbus, Ohio 43287, Attention: Investor Services. Written redemption requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees, and guardians.

  Signatures on written redemption requests must be guaranteed by:
  -- a trust company or commercial bank whose deposits are insured by the
     Bank Insurance Fund ("BIF"), which is administered by the FDIC;
  -- a member of the New York, American, Midwest, or Pacific Stock Exchanges; -- a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
  -- any other "eligible guarantor institution," as defined in the Securities
     Exchange Act of 1934.

  The Fund does not accept signatures guaranteed by a notary public.

  The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

  Redemptions with a value of up to $100,000 will be wired at a shareholder's request, and a separate charge for this service may apply. Redemption proceeds may be wired to any bank account specified by the shareholder in writing. If a shareholder requests a wire transfer by telephone, redemption proceeds may be wired only to the bank previously designated by the shareholder in writing as described below. If a shareholder has authorized expedited wire redemption, Trust Shares will be redeemed at the appropriate net asset value per Trust Share next determined after receipt of the request, and the proceeds normally will be sent to the designated bank account the following Business Day. In other circumstances, redemption proceeds will normally be wired within seven days.

The proceeds from the redemption of Shares purchased by check are not available, and the shares may not be exchanged, until the check has cleared. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with the shareholder's signature guaranteed) to Huntington National Bank, 41 South High Street (HC 1131), Columbus, Ohio 43287, Attention: Investor Services.

  If a shareholder owns fewer shares of the Fund than the minimum amount set by the Trustees due to shareholder redemptions (presently, shares with a value of $1,000 or less), the Trust may redeem those shares and forward the redemption proceeds to the shareholder. A shareholder will receive at least 30 days' written notice before the Trust redeems shares, and an additional purchase of shares of the appropriate Fund can be made to avoid redemption. This requirement does not apply because of changes to the Fund's net asset value.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund's business. Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Pursuant to a sub-investment advisory agreement with Huntington, Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, serves as sub-adviser to the Fund.

  Subject to the supervision of the Trustees, Huntington and Countrywide provide a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund. The Trust pays Huntington management fees, computed daily and payable monthly, for the Fund based on average daily net assets at the annual rate of 0.50%. Huntington, in turn, pays Countrywide management fees, computed daily and payable monthly, for the Fund at the annual rate of 0.20%. Huntington may periodically waive all or a portion of its management fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Similarly, Countrywide may periodically waive all or a portion of its management fee.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street,
Columbus, Ohio 43287. With $    billion in assets as of September 30, 1998,
HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and
other assets. Huntington is responsible for $    billion of assets, and has
investment discretion over approximately $    billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  Sub-Adviser's Background. Countrywide is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc. Organized in 1974, Countrywide serves as the investment adviser to eighteen mutual fund portfolios of Countrywide Tax-Free Trust, Countrywide Investment Trust and Countrywide Strategic Trust.

DISTRIBUTION OF TRUST SHARES

  SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of the Fund. It is a Delaware corporation and is the principal distributor for a number of investment companies.

ADMINISTRATION OF THE FUND

  Huntington is the administrator of the Fund, providing certain administrative personnel and services necessary to operate the Fund. For these services, the Fund pays a fee, computed and payable daily, to Huntington at an annual rate of 0.11% of its average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which SEI Fund Resources provides certain administrative services to the Fund. The fees paid to SEI Fund Resources under this agreement are paid by Huntington and not by the Fund.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Fund's investments and other assets. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for the Fund. State Street Bank and Trust Company is the Fund's transfer agent and dividend disbursing agent.

INDEPENDENT AUDITORS

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Columbus,
Ohio.

                            DISTRIBUTIONS AND TAXES

THE FUND

  All of the net income of both classes of shares of the Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. The Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Fund. Shares of the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although the Fund does not expect to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. The Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of the Fund at $1.00 per share.

DISTRIBUTION OPTIONS

  Shareholders of the Fund may choose to receive all distributions in cash or to reinvest all distributions in additional Trust Shares of the Fund. Shareholders may choose a distribution option by notifying the Mutual Fund Services Center of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Trust Shares of the Fund.

FEDERAL INCOME TAXES

  Additional information regarding federal income and certain taxes is contained in the Statement of Additional Information. The following is a general and abbreviated summary of certain applicable provisions of state law and the Internal Revenue Code and Treasury regulations currently in effect. State law, the Code and regulations are subject to change by legislative or administrative action. Shareholders should consult their own tax advisor to determine the precise effect of an investment in the Fund on their particular tax situation.

  The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, the Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria. In addition, in order for each of the Fund's distributions to qualify as "exempt-interest dividends," at least 50% of each Fund's assets must consist of obligations described in Section 103(a) of the Internal Revenue Code at the end of each quarter. Qualification as "exempt-interest dividends" means that the Fund may pass on to shareholders the federal tax-exempt status of its investment income.

  For federal income tax purposes, distributions (other than exempt-interest dividends) will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to distributions of net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable as such, regardless of how long shares have been held. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

  The Fund's distributions designated as exempt-interest dividends are not generally subject to federal income tax. However, if a shareholder receives social security or railroad retirement benefits, the shareholder should consult a tax advisor to determine what effect, if any, an investment in the Fund may have on the taxation of such benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

  Generally, shareholders will be taxed, where applicable, on dividends or distributions in the year of receipt; however, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  The redemption, sale or exchange of shares of the Fund for shares of another Monitor Fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 after the date that the shares are disposed of.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Dividends and distributions may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

  Early in each year the Fund will notify shareholders of the amount and the federal income tax status of the distributions paid or deemed paid by the Fund during the preceding year.

FLORIDA INCOME TAXES

  Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Trust Shares and Investment Shares, in The Monitor Money Market Fund, The Monitor Ohio Municipal Money Market Fund, The Monitor Florida Tax-Free Money Fund, The Monitor U.S. Treasury Money Market Fund, The Monitor Growth Fund, The Monitor Income Equity Fund, The Monitor Mortgage Securities Fund, The Monitor Ohio Tax-Free Fund, The Monitor Michigan Tax-Free Fund, The Monitor Fixed Income Securities Fund, The Monitor Intermediate Government Income Fund and The Monitor Short/Intermediate Fixed Income Securities Fund. Investment Shares of The Monitor Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public.

  Trust Shares and Investment Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time.

  Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Fund.

  The Fund may show its yield and effective yield for both classes of shares. The Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Fund's yield for a year and is, for that reason, greater than the Fund's yield.

  The Fund's tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from the Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Trust Shares and Investment Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on the Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of the Fund's portfolio, and the operating expenses of the Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington National Bank, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attn: Investor Services.

                            OTHER CLASSES OF SHARES

  The Fund also offers another class of shares called Investment Shares. Investment Shares are sold primarily through the Huntington Investment Company, Huntington Personal Bankers or MONITORdirect pursuant to respective agreements between The Huntington Investment Company or Huntington and the Distributor. Investment Shares of the Fund are sold at net asset value. Purchases of Investment Shares are subject to a minimum initial investment of $1,000.

  Trust Shares and Investment Shares of the Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between the Fund's Trust Shares and Investment Shares may affect the performance of each class.

  Investors may obtain information about Investment Shares by contacting The Huntington Investment Company, Huntington Personal Bankers or the Investor Services at 614/480-5580 (in Ohio) or 800/253-0412 (outside the 614 Area
Code).

Investment Adviser
--------------------------------------------------------------------------------
The Huntington National Bank
Huntington Center
Columbus, OH  43287
1-800-253-0412

Administrator
--------------------------------------------------------------------------------
The Huntington National Bank
Huntington Center
Columbus, OH  43287
1-800-253-0412

Distributor
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, PA 19456

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                [RECYCLING LOGO APPEARS HERE]


                                   M logo FPO



                               The Monitor Funds
                              --------------------
                              MARBLE SCREEN F.P.O.
                              --------------------
                              Trust Shares
                              FLORIDA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

      , 1998

    ART

                               The Monitor Funds

                       Investment Shares and Trust Shares
                                       of
                         The Monitor Money Market Fund
                  The Monitor Ohio Municipal Money Market Fund
                    The Monitor Florida Tax-Free Money Fund
                  The Monitor U.S. Treasury Money Market Fund
                            The Monitor Growth Fund
                         The Monitor Income Equity Fund
                      The Monitor Mortgage Securities Fund
                         The Monitor Ohio Tax-Free Fund
                       The Monitor Michigan Tax-Free Fund
                    The Monitor Fixed Income Securities Fund
                The Monitor Intermediate Government Income Fund
          The Monitor Short/Intermediate Fixed Income Securities Fund


                                   Form N-1A
                                    (Part B)

                  Combined Statement of Additional Information



This Statement of Additional Information contains information which may be of interest to investors in The Monitor Funds (the "Trust") but which is not included in the applicable Prospectuses for Trust Shares or Investment Shares. This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the applicable Prospectus for Trust Shares or Investment Shares of Monitor Florida Tax-Free Money Fund dated _____________, 1998 or the applicable Prospectus for Trust Shares or Investment Shares of the remaining Funds of the Trust dated April 30, 1998. This Statement should be read together with the applicable Prospectus. Investors may obtain a free copy of a Prospectus by calling MONITORdirect at 800/253-0412.

                                 April 30, 1998
                      As supplemented _____________, 1998

Table of Contents

--------------------------------------------------------------------------------

Definitions.................................................................   1

Investment Objectives and Policies of the Trust.............................   1
Foreign Securities..........................................................   1
Shares of Other Mutual Funds................................................   2
Securities Loans............................................................   2
When-Issued and Delayed Delivery Transactions...............................   2
Ohio Tax-Exempt Securities..................................................   2

Michigan Tax-Exempt Securities..............................................   4
Florida Tax-Exempt Securities...............................................   6

Mortgage-Related Securities.................................................   7
Options on Securities.......................................................   8
Risk Factors in Options Transactions........................................   9
Futures Contracts...........................................................  10
Special Risks of Transactions in Futures
  Contracts and Related Options.............................................  13
Foreign Currency Transactions...............................................  14
Zero-Coupon Securities......................................................  16

Investment Restrictions.....................................................  17
Portfolio Turnover..........................................................  19

Management of the Trust.....................................................  19
Trustees and Officers.......................................................  19
Fund Ownership..............................................................  21
Trustees Compensation.......................................................  23
Investment Adviser..........................................................  24
Glass-Steagall Act..........................................................  25
Portfolio Transactions......................................................  26
Brokerage and Research Services.............................................  26
Administrator...............................................................  27
Sub-Administrator...........................................................  28
Distributor.................................................................  28
The Distribution Plan.......................................................  28

Determination of Net Asset Value............................................  30

Additional Purchase Information-Payment in Kind.............................  32

Taxes.......................................................................  33
Federal Income Taxation.....................................................  33
Ohio and Michigan Income Taxation...........................................  35

Dividends and Distributions.................................................  35
Money Market Funds..........................................................  35
Other Funds.................................................................  36

Performance Information.....................................................  36
Money Market Funds..........................................................  36
Other Funds.................................................................  37
Tax-Equivalent Yield........................................................  39
Tax-Equivalency Tables......................................................  40

Custodian...................................................................  43

Transfer Agent and Dividend Disbursing Agent................................  44

Independent Accountants.....................................................  44

Additional Information About the Trust and Its Shares.......................  44
Shareholder Inquiries.......................................................  44

Financial Statements........................................................  45

Appendix....................................................................  46

Definitions

--------------------------------------------------------------------------------

"Funds"                 --    Each of the twelve separate investment portfolios
                              of the Trust.

"Single State Funds"    --    Ohio Municipal Money Market Fund, Ohio Tax-Free
                              Fund, Michigan Tax-Free Fund and Florida Tax-Free
                              Money Fund.

"Money Market Funds"    --    Money Market Fund, Ohio Municipal Money Market
                              Fund, U.S. Treasury Money Market Fund and Florida
                              Tax-Free Money Fund.

"Trust"                 --    The Monitor Funds.

"Huntington"            --    The Huntington National Bank, the Trust's
                              investment adviser and administrator.

"1940 Act"              --    The Investment Company Act of 1940, as amended.

"SEI Administrative"    --    SEI Fund Resources, the Trust's sub-administrator.

"Prospectus"            --    Each of the separate Prospectuses for the Trust
                              Shares and the Investment Shares of the Funds.

"SEI Investments"       --    SEI Investments Distribution Co., the Trust's
                              distributor.


The Trust consists of twelve separate Funds with separate investment objectives and policies. All of the Funds may be offered in two classes, Investment Shares and Trust Shares. The investment objectives and policies of each of the Funds of the Trust are described in the applicable Prospectuses for Trust Shares or Investment Shares. This Statement relates to both Trust Shares and Investment Shares. A Fund's Trust Shares and Investment Shares may be hereinafter referred to collectively as "shares." Capitalized terms used but not defined herein have the meanings as set forth in the Prospectus.

Investment Objectives and Policies of the Trust

--------------------------------------------------------------------------------

Except as described below under "Investment Restrictions" or as otherwise indicated, the investment policies described in the Prospectus and in this Statement are not fundamental.

The investment practices and techniques described below may be used by certain of the Funds. See the Prospectus to determine whether a particular Fund may engage in any such practice or technique.

Foreign Securities

Except as otherwise limited by a Fund's investment objective and policies as described in the Prospectus, a Fund may invest in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of a Fund, will be held by the Trust's custodian or by a sub-custodian. For information regarding transactions relating to foreign currency exchange rates, see "Foreign Currency Transactions" below.

Shares of Other Mutual Funds

Each of the Growth Fund, the Fixed Income Securities Fund, the Mortgage Securities Fund, and the Short/ Intermediate Fixed Income Securities Fund may invest up to 5% of its total assets in the shares of money market mutual funds (other than the Trust's Money Market Funds) for liquidity purposes. The Ohio Municipal Money Market Fund may also invest up to 5% of its total assets in the shares of one or more tax-exempt money market mutual funds for liquidity purposes. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly. Under the 1940 Act, a Fund may not invest more than 5% of its total assets in the shares of any one mutual fund, nor may a Fund own more than 3% of the shares of any one fund; in addition, although each Fund intends to limit its investments in mutual funds to no more than 5% of total assets, under the 1940 Act, no more than 10% of a Fund's total assets may be invested at any one time in the shares of other funds.

Securities Loans

In order to generate additional income, a Fund may make secured loans of its portfolio securities amounting to not more than 20% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans may be made to brokers, dealers or financial institutions pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government obligations at least equal at all times to 102% of the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities loaned. The Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. With the exception of the Mortgage Securities Fund, which may invest a percentage of its total assets insecurities purchased on a when-issued or delayed delivery basis which is disclosed in the Prospectus, a Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Ohio Tax-Exempt Securities

As used in this Statement, the term "Ohio tax-exempt securities" refers to debt obligations which (i) are issued by or on behalf of the State of Ohio or its respective authorities, agencies, instrumentalities, and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes. Ohio tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio tax-exempt securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

In addition, the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund (the "Ohio Funds") may invest in certain debt obligations known as "private activity bonds" (or "industrial development bonds" under prior federal law) so long as, in the case of the Ohio Tax-Free Fund, the interest therefrom is not treated as a preference item for purposes of the federal alternative minimum tax. Private activity bonds and industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Ohio Funds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users, for whom dividends attributable to interest on such bonds may not be tax exempt. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Ohio Funds.

The two principal classifications of Ohio tax-exempt securities are general obligation securities and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue securities and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the private user (and any guarantor). The Ohio Funds may also invest in numerous types of short-term tax-exempt instruments, which may be used to fund short-term cash requirements such as interim financing in anticipation of tax collection, revenue receipts or bond sales to finance various public purposes.

Prices and yields on Ohio tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions and are not absolute standards of quality. Ohio tax-exempt securities with the same maturity, interest rate and rating may have different yields while tax-exempt obligations of the same maturity and interest rate with different ratings may have the same yield.

Obligations of issuers of Ohio tax-exempt securities and notes are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Ohio Funds' Ohio tax-exempt securities in the same manner.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

The Ohio Funds may invest in Ohio tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio tax-exempt securities will to the same extent as interest on such

Ohio tax-exempt securities be exempt from federal regular income tax and Ohio personal income taxes and as to the Ohio Tax-Free Fund not treated as a preference item for purposes of the federal alternative minimum tax. The Ohio Funds may also invest in Ohio tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Ohio tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Ohio Funds in connection with the arrangement. The Ohio Funds will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio tax-exempt securities in which it holds such participation interest is exempt from federal regular income tax and Ohio personal income taxes and as to the Ohio Tax-Free Fund not treated as a preference item for purposes of the federal alternative minimum tax.

Risk considerations. Since the Ohio Funds invest primarily in Ohio tax-exempt securities, the value of the Funds' shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio tax-exempt securities to meet their obligations. As a result, the value of the Funds' shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of Ohio state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio tax-exempt securities may be affected from time to time by economic, political and demographic conditions within the State. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of Ohio tax-exempt securities may also affect the ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the State. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio tax-exempt security or a provider of credit enhancement for such security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio tax-exempt security and could affect adversely the values of other Ohio tax-exempt securities as well. The Ohio Municipal Money Market Fund may have more than 40% of its total assets invested in securities that are credit-enhanced by domestic or foreign banks. Changes in credit quality of these banking institutions could cause losses to this Fund and affect its share price.

Michigan Tax-Exempt Securities

The Michigan Tax-Free Fund may invest in municipal bonds. Municipal bonds are principally classified as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and are generally dependent solely on a specific revenue source. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal bonds may be issued include there funding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Private activity bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area reviews a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category of municipal bonds. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

Risk considerations. Because the Michigan Tax-Free Fund will invest primarily in municipal obligations issued by or on behalf of the State of Michigan, its authorities, agencies, instrumentalities or political subdivisions ("Michigan municipal obligations"), its investment performance is especially dependent on Michigan's prevailing economic conditions. To provide somewhat greater investment flexibility, the Michigan Tax-Free Fund is a "non-diversified" fund and, as such, is not required to meet any diversification requirements under the 1940 Act. The Fund may use its ability as a non-diversified fund to concentrate its assets in the securities of a smaller number of issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy non-tax diversification requirements. While the Adviser believes that the ability to concentrate its investments in particular issuers is an advantage when investing in Michigan municipal obligations, such concentration also involves a risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline. Investment in a non-diversified fund could therefore entail greater risks than investment in a "diversified" fund, including a risk of greater fluctuations in yield and share price. The Michigan Tax-Free Fund must nevertheless meet certain diversification tests to qualify as a "regulated investment company" under the Code.

Michigan municipal obligations may become subject to laws enacted in the future by Congress or the Michigan Legislature, or by referenda, extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The information set forth below is derived from official statements prepared in connection with the issuance of Michigan municipal obligations and other sources that are generally available to investors, and is provided as general background to give a recent historical description and not to indicate future or continuing trends in the financial or other positions of the State of Michigan. This information has not been independently verified.

The budget of the State of Michigan is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the State's General Fund and its special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles. The State's fiscal year begins on October 1 and ends on September 30 of each year. Under Michigan law, the executive budget recommendations for any fund may not exceed the estimated revenue of the fund, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The Michigan Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

The Michigan Constitution limits the amount of total revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of this limit in emergency situations. The State finances its operations through the General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue fund. The majority of the revenues from State taxes are from the personal income tax, the single business tax, the State's use and sales tax. In addition, the State levies various other taxes.

The Michigan Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for the purpose of voter-approved purposes. Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year. Under the Michigan Constitution as implemented by statutory provisions, such debt must be authorized by the State Administration Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred. Such debt does not require voter approval.

There are number of state agencies, instrumentalities and political subdivisions that issue municipal obligations, some of which may be conduit obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles, vehicle components and office equipment), tourism and agriculture. The State's economy continues to be dependent upon manufacturing, particularly the automotive industry. Layoffs and plant closings in the automotive industry may adversely affect the State and there can be no assurance that Michigan's overall trend in recent years of improved fiscal and economic conditions will continue. The value of revenue or general obligations of local governments or authorities may be independently affected by economic matters not directly impacting the State as a whole. The State of Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain proceedings could substantially affect the State's programs or finances. These lawsuits generally involve programs in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate outcome of these proceedings is not determinable.

Municipal Notes. The Michigan Tax-Free Fund may invest in municipal notes, which include (but are not limited to) tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of other revenues are usually general obligations of the governmental issuer."

Florida Tax-Exempt Securities

The Florida Tax-Free Money Fund invests primarily in debt obligations issued by the state of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax.

Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs") and bond anticipation notes ("BANs"). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

The Florida Tax-Exempt Money Fund may invest in participation interests in municipal obligations. The Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the municipal obligation plus accrued interest. The Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the municipal obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

The Florida Tax-Free Money Fund may invest in municipal obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO).

Mortgage-Related Securities

A Fund may invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), in other mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or those issued by nongovernmental entities, and in collateralized mortgage obligations.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA or by government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-related securities may also be assembled and sold by nongovernment entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.

The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Options on Securities

Writing covered options. A Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Huntington such transactions are consistent with the Fund's investment objectives and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event that option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of a Fund's options strategies depends on the ability of Huntington to forecast interest rate and market movements. For example, if a Fund were to write a call option based on Huntington's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on Huntington's expectations that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when Huntington deems it desirable to do so. Although a Fund will take an option position only if Huntington believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Huntington will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Huntington to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Huntington believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of Huntington may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Futures Contracts

Futures on debt securities and related options. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities --assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when Huntington expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to Huntington's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

U.S. Treasury security futures contracts and options. If a Fund invests in tax-exempt securities issued by a governmental entity, the Fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of Huntington, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. Successful use of U.S. Treasury security futures contracts by a Fund is subject to Huntington's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the Fund's tax-exempt securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury securities futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio. Huntington will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely. A Fund will only purchase or sell Treasury security futures or related options when, in the opinion of Huntington, price movements in Treasury security futures and related options will correlate closely with price movements in tax-exempt securities in which the Fund invests.

Index futures contracts and options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

A Fund will purchase and sell index futures in order to hedge its investments. To hedge its investments successfully, however, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. Huntington will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Huntington's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Huntington may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by it are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Trust may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Forward foreign currency exchange contracts and foreign currency futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although it is intended that a Fund will purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign currency options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Huntington believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Zero-Coupon Securities

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Investment Restrictions

--------------------------------------------------------------------------------

Without a vote of a majority of the outstanding shares of a Fund, the Trust shall not take any of the following actions with respect to such Fund:

(1) Except for the Single State Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations).

(2)     Purchase more than 10% of the voting securities of any issuer.

(3) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Single State Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than state-wide, national or international development) affecting one such municipal obligation would also affect others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

(4) Loan more than 20% of the Funds' portfolio securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

(5) Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% (15% in the case of the Government Income Fund) of the value of its total assets in illiquid securities including restricted securities, repurchase agreements of over seven days' duration and OTC options.

(6) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness, except that each of the Michigan Tax-Free Fund, Intermediate Government Income Fund and Florida Tax-Free Money Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by the pledge of not more than 15% (10% for the Florida Tax-Free Money Fund) of the current value of its total net assets (but investments may not be purchased by these Funds while any such borrowings are outstanding).

(7) Invest more than 5% of its total assets in securities of any issuer which, together with any predecessor, has been in operation for less than three years.

(8) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(9) Purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs provided, however, that the Funds may invest in futures contracts for bona fide hedging transactions, as defined in the General Regulations under the Commodity Exchange Act, or for other transactions permitted to entities exempt from the definition of the term commodity pool operator, as long as, immediately after entering a futures contract no more than 5% of the fair market value of the Funds' assets would be committed to initial margins.

(10) Purchase securities on margin or effect short sales (except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

(11) Engage in the business of underwriting securities issued by others or purchase securities, other than time deposits and restricted securities (i.e., securities which cannot be sold without registration or an exemption from registration), subject to legal or contractual restrictions on disposition.

(12) Make loans to any person or firm except as provided below; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than A by Moody's or S&P, or the equivalent, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into repurchase agreements. However, the Funds may lend their portfolio securities to brokers, dealers or other institutional investors deemed by Huntington, the Trust's manager, pursuant to criteria adopted by the Trustees, to be creditworthy if, as a result thereof, the aggregate value of all securities loaned does not exceed 20% of the value of the total assets of the Funds and the loan is collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Such transactions will comply with all applicable laws and regulations.

(13) Purchase from or sell portfolio securities to officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Funds, including its investment manager and its affiliates, except as permitted by the Investment Company Act of 1940 and exemptive Rules or Orders thereunder.

(14)    Issue senior securities.

(15) Purchase or retain the securities of any issuer if, to the Funds' knowledge, one or more of the officers, directors or Trustees of the Trust, the investment adviser or the administrator, individually own beneficially more than one-half of one percent of the securities of such issuer and together own beneficially more than 5% of such securities.

(16) Purchase the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition and except as permitted pursuant to
        Section 12(d)(1) of the Investment Company Act of 1940.

All percentage limitations on investments will apply at the time of the making of an investment and should not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Turnover

The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rates for each of the following Funds were as follows:


Fund                                                 1996   1997

Growth Fund .......................................  21%    12%

Income Equity Fund ................................  25%    24%

Mortgage Securities Fund ..........................  90%    63%

Ohio Tax-Free Fund ................................   6%    14%

Fixed Income Securities Fund ......................  16%   116%

Short/Intermediate Fixed Income Securities Fund ...  39%   160%

The Adviser estimates that the portfolio turnover rate for the Michigan Tax-Free Fund will not exceed 35% during its first fiscal year and that the portfolio turnover rate for the Intermediate Government Income Fund will not exceed 25% during its first fiscal year. During the fiscal year ended December 31, 1997, portfolio turnover for each of the Fixed Income Securities Fund and the Short/Intermediate Fixed Income Securities Fund increased due to a decision by the Adviser to increase corporate exposure in both Funds. Portfolio turnover in excess of 100% is not expected to continue for either Fund. The increase in portfolio turnover in 1997 over 1996 for the Ohio Tax-Free Fund was primarily due to increased trading in order to extend the average life of the portfolio.
A decrease in portfolio turnover for the Growth Fund resulted principally from management of the impact of capital gains on shareholders. For the Mortgage Securities Fund, decreased portfolio turnover resulted primarily from movement towards management of the portfolio as a more traditional mortgage fund. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.

Management of the Trust

--------------------------------------------------------------------------------

Trustees and Officers

Trustees and officers of the Trust and their principal occupations during the past five years are as set forth below.

================================================================================
Name                          Positions Held     Principal Occupations With the
                              With the Trust     Trust During Past Five Years

--------------------------------------------------------------------------------

David S. Schoedinger         Trustee             Chairman of the Board,
229 East State Street                            Schoedinger Funeral Service;
Columbus, Ohio                                   President Schoedinger
Birthdate: November 27, 1942                     Financial Services, Inc.; Past
                                                 President, Board of Directors
                                                 of National Selected
                                                 (1992-1993)
------------------------------------------------------------------------------

John M. Shary                Trustee             Former Member, Business
3097 Walden Ravine                               Advisory Board, DPEC-Data
Columbus, Ohio 43321                             Processing Education Corp.;
Birthdate: November 30, 1930                     Member, Business Advisory
                                                 Board, Hublink, Inc.; Former
                                                 Member, Business Advisory
                                                 Board, Miratel Corporation;
                                                 Member, Board of Directors,
                                                 Applied Information Technology
                                                 Research Center (1988-1992);
                                                 Member, Board of Directors,
                                                 AIT (1987-1992); Chief
                                                 Financial Officer of OCLC
                                                 Online Computer Library
                                                 Center, Inc. (1972-1992).
--------------------------------------------------------------------------------

William R. Wise              Trustee             Formerly, Corporate Director
613 Valley Forge Court                           of Financial Services and
Westerville, Ohio                                Treasurer, Childrens Hospital,
Birthdate: October 20, 1931                      Columbus, Ohio; Associate
                                                 Executive Director and
                                                 Treasurer, Childrens Hospital,
                                                 Columbus, Ohio (1985-1989).
--------------------------------------------------------------------------------

Mark Nagle                   President and       Vice President, Fund
One Freedom Valley Road      Chief Executive     Accounting and Administration
Oaks, Pennsylvania  19456    Officer             of SEI Fund Resources since
Birthdate: October 20, 1959                      1996; Vice President,
                                                 Accounting Services of BISYS
                                                 Fund Services from 1995 to
                                                 1996; Senior Vice President,
                                                 Fidelity Investments from
                                                 1981-1995.
--------------------------------------------------------------------------------

================================================================================
                               Positions Held     Principal Occupations With the
Name                           With the Trust     Trust During Past Five Years
--------------------------------------------------------------------------------
Robert DellaCroce             Treasurer,          Director, Funds Administration
One Freedom Valley Road       Controller and      and Accounting of SEI since
Oaks, Pennsylvania  19456     Chief Financial     1994. Senior Audit Manager,
Birthdate: December 17, 1963  Officer             Arthur Andersen LLP, from 1986
                                                  to 1994.
--------------------------------------------------------------------------------

Kathryn L. Stanton            Vice President      Vice President and Assistant
One Freedom Valley Road       and Secretary       Secretary of SEI Corporation
Oaks, Pennsylvania  19456                         since 1994; Associate attorney
Birthdate: November 19, 1958                      with Morgan, Lewis and Bockius
                                                  (1989-1994).
--------------------------------------------------------------------------------

Todd Cipperman                Vice President      Vice President and Assistant
One Freedom Valley Road       and Assistant       Secretary of SEI Corporation
Oaks, Pennsylvania  19456     Secretary           since 1995; Associate attorney
Birthdate: February 14, 1966                      with Dewey Ballantine
                                                  (1994-1995); Associate
                                                  attorney with Winston & Strawn
                                                  (1991-1994).
--------------------------------------------------------------------------------

Joseph M. Lydon               Vice President      Director of Business
One Freedom Valley Road       and Assistant       Administration-Fund Resources,
Oaks, Pennsylvania  19456     Secretary           a division of SEI Corporation
Birthdate: September 27, 1959                     since 1995; Vice President of
                                                  Fund Group, Vice President of
                                                  the Advisor-Dremen Value
                                                  Management, L.P., and
                                                  President of Dremen Financial
                                                  Services, Inc. (1989-1995).
--------------------------------------------------------------------------------

Joseph M. O'Donnell           Vice President      Vice President and Assistant
One Freedom Valley Road       and Assistant       Secretary of SEI since 1998;
Oaks, Pennsylvania  19456     Secretary           Vice President and General
Birthdate: November 13, 1951                      Counsel, FPS Service, Inc.
                                                  (1993-1997).
--------------------------------------------------------------------------------

Kevin P. Robins               Vice President      Senior Vice President, General
One Freedom Valley Road       and Assistant       Counsel and Secretary of SEI
Oaks, Pennsylvania  19456     Secretary           Corporation since 1994.  Vice
Birthdate: April 15, 1961                         President and Assistant
                                                  Secretary (1992-1994);
                                                  Associate attorney with
                                                  Morgan, Lewis & Bockius
                                                  (1988-1992).
--------------------------------------------------------------------------------

Bradley J. Schram             Secretary           President and shareholder,
1760 S. Telegraph Road                            Hertz, Schram & Saretsky, P.C.
Bloomfield Hills, Michigan                        (attorneys)
48302
Birthdate: July 10, 1950
================================================================================


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Fund Ownership

As of September 10, 1998, the Trustees and officers as a group owned less than 1% of the shares of the Trust.


As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Money Market Fund: National Financial Services Corp., New York, NY, owned approximately 79,992,493 shares (32.75%); and Huntington, acting in various capacities for numerous accounts, owned approximately 110,533,088 shares (45.26%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Money Market Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 560,873,786 shares (99.54%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Monitor Ohio Municipal Money Market
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 123,729,274 shares (88.18%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Ohio Municipal Money Market Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 76,287,245 shares (100%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor U.S. Treasury Money Market
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 36,911,554 shares (66.90%); Allied Fidelity Insurance Co., Indianapolis, IN, owned approximately 4,055,684 shares (7.35%); and Frank E. Murphy, Wadsworth, OH, owned approximately 4,023,147 shares (7.29%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor U.S. Treasury Money Market Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 459,885,153 shares (99.62%).

As of September 10, 1998, no shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Growth Fund.

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Growth Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 6,466,440 shares (99.18%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Income Equity Fund: John B. and Donaldeen A. Payne, Columbus, OH, owned approximately 2,072 shares (9.24%); Carol C. Hagemeier, Columbus, OH, owned approximately 1,809 shares (8.07%); Joseph E. Segna, Columbus, OH, owned approximately 1,371 shares (6.12%); John M. (a Trustee of the Trust) and Claire Shary, Columbus, OH, owned approximately 1,376 shares (6.14%); Larry McLernon, Dublin, OH owned approximately 1,315 shares (5.87%); William R. (a Trustee of the Trust) and Nancy R. Wise, Westerville, OH, owned approximately 1,160 shares (5.17%); and Gretchen Sheridan and Robert G. White, Carmel, IN, owned approximately 1,197 shares (5.34%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Trust Shares of The Monitor Income Equity Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 5,910,700 shares (98.23%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Monitor Mortgage Securities Fund:
James E. Dill, Lockbourne, OH, owned approximately 7,357 shares (5.66%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Mortgage Securities Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 4,341,795 shares (97.94%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Ohio Tax-Free Fund: John W. and Arlene J. Warbritton, Westerville, OH, owned approximately 6,423 shares (8.89%); Ursula E.M. and William J. Umberg, Cincinnati, OH, owned approximately 8,616 shares (11.93%); Evelyn V. Culbertson, Columbus, OH, owned approximately 4,523 shares (6.26%); and Mary Ann and Michael M. Machowsky, Jr., Rossford, OH, owned approximately 4,612 shares (6.39%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Ohio Tax-Free Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 3,024,443 shares (98.91%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Monitor Michigan Tax-Free Fund:
Donald B. and Joyce E. Dobb, Muskegon, MI, owned approximately 48,586 shares (5.02%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Michigan Tax-Free Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 2,332,432 shares (100%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Monitor Fixed Income Securities
Fund: William J. Umberg, Cincinnati, OH, owned approximately 5,766 shares (8.10%); and the Cincinnati Institute of Fine Arts, Cincinnati, OH, owned approximately 4,615 shares (6.48%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Fixed Income Securities Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 7,629,590 shares (99.37%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Monitor Intermediate Government Income Fund: Advanced Clearing, Omaha, NE, owned approximately 27,682 shares (8.89%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Intermediate Government Income
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 11,141,122 shares (100%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Monitor Short/Intermediate Fixed Income Securities Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 6,360,103 shares (99.16%).

The Declaration of Trust of the Trust provides that the Trust will, to the fullest extent permitted by law, indemnify its Trustees and officers against all liabilities and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Trustees Compensation

During the fiscal year ended December 31, 1997, the Trustees received the following total compensation from the Trust for their services with respect to all of the Funds:


        NAME AND POSITION                           COMPENSATION
        -----------------                           ------------
        David S. Schoedinger, Trustee               $13,000
        John M. Shary, Trustee and Chairman         $17,000
        William R. Wise, Trustee                    $13,000
        Richard Sisson, Trustee*                    $ 3,500

* Mr. Sisson resigned from serving as Trustee effective April 15, 1997 in order to serve on the Board of Directors of HBI.

There are no pension or retirement plans or programs in effect for Trustees of the Trust. No officers of the Trust or of any other Fund receive compensation from the Trust or the Funds as officers or employees of the Trust of any such Fund.

Investment Adviser

Huntington National Bank, is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"). With $____ billion in assets as of September 30, 1998, HBI is a major Midwest regional bank holding company.

Under the investment advisory agreements between the Trust and Huntington (the "Investment Advisory Agreements"), Huntington, at its expense, furnishes continuously an investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine.

In providing investment advisory services to the various Funds, Huntington regularly provides the Funds with investment research, advice, and supervision and continuously furnishes investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may, from time to time, establish.

During the fiscal years ended 1995, 1996 and 1997, each of the Funds in operation during such periods paid fees to Huntington pursuant to the Investment Advisory Agreements as follows:


Fund                                         1995         1996         1997

Money Market Fund ......................  $1,080,916   $1,267,812   $1,438,732

Ohio Municipal Money Market Fund .......  $  157,618*  $  213,103*  $  315,663*

U.S. Treasury Money Market Fund ........  $  648,805   $  904,683   $1,103,305

Growth Fund ............................  $  790,352   $1,028,360   $1,249,265

Income Equity Fund .....................  $  764,733   $  958,682   $1,175,011

Mortgage Securities Fund ...............  $   20,000*  $  101,228*  $  122,798*

Ohio Tax-Free Fund .....................  $  307,084   $  313,954   $  327,550

Fixed Income Securities Fund ...........  $  672,320   $  697,359   $  745,513

Short/Intermediate Fixed Income
 Securities Fund .......................  $  660,192   $  627,097   $  622,863


---------------------------
* During the fiscal year ended December 31, 1995, gross investment advisory fees for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund were, respectively, $284,343 and $289,413, of which $126,725 and $269,413 were voluntarily waived. In addition, the Mortgage Securities Fund was reimbursed for other operating expenses in the amount of $15,000. During the fiscal year ended December 31, 1996, gross investment advisory fees for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund were, respectively, $355,171 and $236,184, of which $142,068 and $134,956 were voluntarily waived. During the fiscal year ended December 31, 1997, gross investment advisory fees for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund were, respectively, $414,395 and $204,663, of which $98,732 and $81,865 were voluntarily waived. During the fiscal years ended 1995, 1996 and 1997, Huntington paid $61,400, $69,922, and $86,734, respectively, to Piper

Capital Management Incorporated ("Piper"), as sub-adviser to the Mortgage Securities Fund. The Sub-Investment Advisory Agreement between Huntington and Piper was automatically terminated under the Investment Company Act of 1940 upon the acquisition of Piper's parent company, Piper Jaffray Companies Inc., by U.S. Bancorp.

The Investment Advisory Agreements provide that Huntington shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of Huntington.

The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by Huntington on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Agreements also terminate without payment of any penalty in the event of its assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

Because of the internal controls maintained by Huntington to restrict the flow of non-public information, the Funds' investments are typically made without any knowledge of Huntington's or its affiliates' lending relationships with an issuer. In January 1998, Huntington also began serving as a administrator to the Trust. See "Administrator" below.

Glass-Steagall Act

In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

Huntington believes that it possesses the legal authority to perform the services for the Trust contemplated by the Investment Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict Huntington from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by Huntington, the Board of Trustees of the Trust would review the Trust's relationship with Huntington and consider taking all action necessary in the circumstances.

Should further legislative, judicial, or administrative action prohibit or restrict the activities of Huntington, its affiliates, and its correspondent banks in connection with customer purchases of shares of the Trust, such banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Funds' method of operations would affect their net asset values per share or result in financial losses to any customer.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions maybe required to register as dealers pursuant to state law.

Portfolio Transactions

Huntington may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Huntington and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by Huntington. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Huntington to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Huntington in the interest of achieving the most favorable net results for the Trust.

Brokerage and Research Services

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Huntington places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, Huntington, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Huntington receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Huntington and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by a Fund to Huntington is not reduced because Huntington and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, Huntington may cause a Fund to pay a broker-dealer that provides brokerage and research services to Huntington an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Huntington's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

In the fiscal years ended December 31, 1995, 1996 and 1997, the Funds named below paid the following brokerage commissions:

Fund                               1995          1996         1997

Growth Fund...................    $88,688      $ 76,783      $71,100

Income Equity Fund............    $53,998      $107,966      $36,858


Administrator

Effective January 12, 1998, Huntington began serving as administrator to the Trust pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Pursuant to the Administration Agreement, Huntington provides the Trust with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and such other services as the Trustees may, from time to time, reasonably request and Huntington shall, from time to time, reasonably determine to be necessary to perform its obligations under the Administration Agreement. In addition, Huntington coordinates with other service providers and legal counsel to provide other services to the Trust. The Administration Agreement became effective on January 12, 1998, and will continue in effect for a period of two years, and thereafter will continue for successive one year periods, unless terminated by either party on not less than 60 days' prior written notice. Under certain circumstances, the Administration Agreement may be terminated on 45 days' prior written notice or immediately by the Trust without prior notice.

The Administration Agreement provides that Huntington shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the disregard by Huntington of its obligations and duties thereunder.

Prior to January 12, 1998, the Trust had retained SEI Administrative as its administrator since January 11, 1996. Prior to that time, the Trust had retained Federated Administrative Services ("Federated") as administrator.

For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds paid the following fees pursuant to its administration agreement with Federated or SEI Administrative, as the case may be:


Fund                                                 1995       1996      1997

Money Market Fund................................  $436,919*  $465,136  $528,872

Ohio Municipal Money Market Fund.................  $ 73,144*  $129,904  $151,945

U.S. Treasury Money Market Fund..................  $392,753*  $495,079  $606,818

Growth Fund......................................  $128,230*  $188,542  $229,032

Income Equity Fund...............................  $132,530   $175,636  $215,419

Mortgage Securities Fund.........................  $  9,502*  $ 52,094  $ 45,016

Ohio Tax-Free Fund...............................  $ 45,020*  $ 68,973  $ 72,061

Fixed Income Securities Fund.....................  $134,965*  $153,157  $164,031

Short/Intermediate Fixed Income Securities Fund..  $136,602   $137,753  $137,030

---------------------------

* During the fiscal year ended December 31, 1995, gross administrator fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, and Fixed Income Securities Fund were, respectively, $536,546, $141,152, $483,058, $196,498, $84,644, $91,463, and $200,254, of which $99,627, $68,008, $90,305,
$68,268, $75,142, $46,443, and $65,289 were voluntarily waived, respectively.

Sub-Administrator

Huntington has entered into a Sub-Administration Agreement with SEI Administrative pursuant to which SEI Administrative provides certain administrative services to the Trust. Under this Agreement, Huntington will pay to SEI Administrative a periodic fee at an annual rate of 0.05% of the average daily net assets of all Funds. During the fiscal year ended December 31, 1997, Huntington served as sub-administrator and received from SEI Administrative (and not the Trust) a periodic fee at the annual rate of 0.05% of the average daily net assets of all Funds.

Distributor

The Trust also has a Distribution Agreement with SEI Distribution (formerly SEI Financial Services Co.), under which the Distributor sells and distributes shares of each of the Funds. The Distributor is not obligated to sell any specific amount of shares of any Fund. The Distribution Agreement may be terminated at any time as to any Fund on not more than 60 days' notice by vote of a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party or by the vote of a majority of the outstanding voting securities of the Fund.

The Distribution Plan

The services provided and the fees payable under the Distribution Plan to which Investment Shares are subject are described in the Prospectus for Investment Shares under "Distribution of Investment Shares-Distribution Plan."

The Distribution Plan for all Funds other than the Income Equity Fund, the Short/Intermediate Fixed Income Securities Fund, the Michigan Tax-Free Fund and the Intermediate Government Income Fund was initially approved by the Trustees on November 8, 1995, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). It was similarly approved for the Income Equity Fund and the Short/Intermediate Fixed Income Securities Fund on October 23, 1996, for the Michigan Tax-Free Fund and the Intermediate Government Income Fund on March 18, 1998, and for the Florida Tax-Free Money Fund on October 2_, 1998.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Investment Shares of that Fund. The Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the fee payable thereunder with respect to a Fund requires the approval of the holders of that Fund's Investment Shares. The Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to brokers, dealers and administrators pursuant to the agreement entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

The Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of all the Trustees, cast in person at a meeting called for such purpose. For so long as the Distribution Plan remains in effect, the selection and nomination of those Trustees who are not interested persons of the Trust (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.

For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds named below paid the following fees pursuant to the Distribution Plan:

Fund                                    1995        1996          1997

Money Market Fund....................  $70,305     $95,463     $115,933*

Ohio Municipal Money Market Fund.....  $43,700     $64,977     $ 72,632*

U.S. Treasury Money Market Fund......  $30,675*    $43,791*    $ 50,978*

Growth Fund..........................  $ 8,749     $10,181     $ 12,150

Mortgage Securities Fund.............  $ 5,345     $ 4,596*    $  3,414*

Income Equity Fund...................      N/A         N/A     $    206

Ohio Tax-Free Fund...................  $ 5,634     $ 5,106     $  4,358

Fixed Income Securities Fund.........  $ 5,079     $ 5,032     $  4,289


--------------------------

* For the fiscal year ended December 31, 1995, gross distribution fees for the U.S. Treasury Money Market Fund and the Mortgage Securities Fund were, respectively, $76,912 and $10,690, of which $46,237 and $5,345 were voluntarily waived. For the fiscal year ended December 31, 1996, gross distribution fees for the U.S. Treasury Money Market Fund, and the Mortgage Securities Fund were, respectively, $109,476 and $9,189, of which $65,686 and $4,593 were voluntarily waived. For the fiscal year ended December 31, 1997, gross distribution fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund and Mortgage Securities Fund were, respectively, $289,833, $181,580, $125,950 and $6,827, of which $173,900, $108,948, $74,972 and $3,413 were voluntarily waived.

Determination of Net Asset Value

--------------------------------------------------------------------------------

The times and days on which the net asset value of each of the Funds is calculated is described in the Prospectus.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates. Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days(except as described below) nor maintain a dollar-weighted average maturity of greater than 90 days. Repurchase agreements involving the purchase of securities with remaining maturities of greater than 397 days will be treated as having a maturity equal to the period remaining until the date on which the repurchase is scheduled to occur or, where no date is specified and the agreement is subject to a demand feature, the notice period applicable to the demand to repurchase those securities. A variable rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount may be recovered through exercise of the demand feature. A floating rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Trustees have undertaken to establish procedures reasonably designed, taking into account current market conditions and each of the Money Market Funds' investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include a review by the

Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, the Trustees will take such steps as they deem appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share based on available market quotations. In addition, if Huntington becomes aware that any Second Tier Security or Unrated Security held by a Fund has received a rating from any NRSRO below the NRSRO's two highest rating categories, the procedures adopted by the Trustees in accordance with Rule 2a-7 require Huntington to dispose of such security unless (i) the sale would cause the deviation between the Fund's amortized cost and market-determined values per share to exceed 0.40 of 1% (in which case the Trustees will meet to determine what action to take) or
(ii) the Trustees reassess the credit quality of the security and determine that it is in the best interests of shareholders to retain the investment. In the event a Fund holds a defaulted security, a security that has ceased to be an Eligible Security, or a security that has been determined to no longer present minimal credit risks, Rule 2a-7 requires the Fund to dispose of the security unless the Trustees determine that such action is not in the best interest of shareholders. The Rule requires each Fund to limit its investments to securities determined to present minimal credit risks based on factors in addition to ratings assigned a security by an NRSRO and which are at the time of acquisition Eligible Securities.

Rule 2a-7, as amended, defines the terms NRSRO, Requisite NRSROs, Eligible Securities, Rated Securities, Unrated Securities, Demand Features, Guarantees, Unconditional Demand Features, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

A summary of those definitions follows:

NRSRO is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument.
While the Appendix to the Statement of Additional Information identifies each NRSRO, examples include Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc.

Requisite NRSROS means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the fund acquired the security, that NRSRO.

Eligible Securities are defined as (i) Rated Securities with a remaining maturity of 397 or less days and which have received rating in one of the two highest rating categories; (ii) Unrated Securities that are of comparable equality, provided that an Unrated Security is not an Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term rating categories, unless the security has received a long-term rating from an NRSRO in one of the three highest rating categories, and provided that certain asset backed securities shall not be Eligible Securities unless they have received a rating from an NRSRO; and (iii)a security that is subject to a Demand Feature or Guarantee whether the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.

Rated Securities include (i) securities that have received a short-term rating from an NRSRO, or have been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security, or
(ii) securities that are subject to a Guarantee that has received a short-term rating from an NRSRO, or a Guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and a security with the Guarantee. In either case, a security is not a Rated Security if it is subject to an external credit support agreement that was no in effect when the security was assigned its rating, unless the security has received a short-term rating reflecting the existence of the credit support or the credit support itself has received a short-term rating.

Unrated Securities are any securities that are not Rated Securities.

Demand Feature is (i) a feature permitting the holder of a security to sell the security at an exercise price equal to the approximate amortized cost of the security plus accrued interest, if any, at the time of exercise, provided that such feature must be exercisable either at any time on no more than 30 calendar days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 calendar days' notice; or (ii) a feature permitting the holder of certain asset backed securities unconditionally to receive principal and interest within 397 calendar days of making demand.

Guarantee is an unconditional obligation of a person other than the issuer of the security to undertake to pay, upon presentment by the holder of the Guarantee (if required), the principal amount of the underlying security plus accrued interest when due or upon default, or, in the case of an Unconditional Demand Feature, an obligation that entitles the holder to receive upon exercise the approximate amortized cost of the underlying security or securities, plus accrued interest, if any. A Guarantee includes a letter of credit, financial guaranty (bond) insurance, and an Unconditional Demand Feature (other than an Unconditional Demand Feature provided by the issuer of the security).

Unconditional Demand Feature means a Demand Feature that by its terms would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities.

First Tier Security means any (i) Rated Security which has received the highest short-term rating by the Requisite NRSROs for debt obligations, (ii) any Unrated Security that is of comparable quality, (iii) any security issued by a registered investment company that is a money market fund, or (iv) certain government securities.

Second Tier Security means any Eligible Security that is not a First Tier Security.

Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Additional Purchase Information-Payment in Kind

--------------------------------------------------------------------------------

In addition to payment by check, shares of a Fund may be purchased by customers of Huntington in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled "Determination of Net Asset Value" as of 4:00 p.m. (Eastern Time). Acceptance may occur on any day during the five day period afforded Huntington to review the acceptability of the securities. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

The value of the securities to be exchanged and of the shares of the Fund may be higher or lower on the day Fund shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for shares of the Fund will depend on the value of the securities and the net asset value of Fund shares next determined following acceptance on the day Fund shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go "ex" after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

Taxes

--------------------------------------------------------------------------------

Federal Income Taxation

It is intended that each Fund qualifies each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:


(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of its "investment company taxable income" (as that term is defined in the Code) and tax-exempt income (less deductions attributable to that income) for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
     (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. In addition, all distributions by the Fund would be taxed as if made by a regular corporation thus a Fund could not pay exempt-interest or capital gains dividends.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Return of capital distributions. If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a non-taxable return of capital to the extent of a shareholder's tax basis in his shares. If the shareholder's basis has been reduced to zero, any additional return of capital distributions will be taxable as capital gain.

Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. If a Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users (within the meaning of Section 147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Fund. A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year.

Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund's income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund. Under the 30% of gross income test described above (see "Federal Income Taxation"), a Fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that could cause certain Fund assets to be treated as held for less than three months.

Foreign currency-denominated securities and related hedging transactions. A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Tax Credit. If more than 50% of a Fund's assets at year end consists of the debt and equity securities of foreign corporations, that Fund intends to qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. A Fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Backup Withholding. In general, a Fund is required to withhold 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisers with specific reference to their own tax situation.

Ohio, Michigan and Florida Income Taxation

For a summary of the Ohio, Michigan and Florida income tax treatment of dividends paid by the Single State Funds, see "Distributions and Taxes" in the applicable Prospectuses.

Dividends and Distributions

--------------------------------------------------------------------------------

Money Market Funds

The net investment income of each class of shares of each Money Market Fund is determined as of 4:00 p.m. (Eastern Time) each Business Day. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record of each class as of the close of business and prior to the determination of net asset value. Unless the Business Day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semiannual accounting period.
Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next Business Day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the same class of the Fund at the net asset value per share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

Net income of a class of shares of a Money Market Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and the class and amortized market premium. Amortized market discount is included in interest income. None of the Money Market Funds anticipates that it will normally realize any long-term capital gains with respect to its portfolio securities.

Normally each class of shares of the Money Market Funds will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of a class or classes of shares of a Money Market Fund determined at any time is a negative amount, the net asset value per share of such class or classes will be reduced below $1.00 unless one or more of the following steps, for which the Trustees have authority, are taken: (1) reduce the number of shares in each shareholder's account of the applicable class or classes, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends with regard to the applicable class or classes, or (3) combine these methods in order to seek to obtain the net asset value per share of the applicable class or classes at $1.00. The Trustees may endeavor to restore a Fund's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should a Money Market Fund incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

Other Funds

Each of the Funds other than the Money Market Funds will declare and distribute dividends from net investment income of each class of shares, if any, and will distribute its net realized capital gains, with respect to each class of shares, if any, at least annually.

Performance Information

--------------------------------------------------------------------------------

Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:
Morningstar, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Wisenberger Dealer Services, Computer Directions Advisor Services, Inc., Moody's Bond Survey Index, Salomon Brothers Corporate Bond Rate-of-Return Index, Lehman Brothers Municipal Bond Index, Bond-20 Index, Standard & Poor's Daily Stock Price Index of 500 Common Stocks, Dow Jones Industrial Average, Lehman Brothers Government/Corporate (Total) Index, Merrill Lynch 2-Year Treasury Index, Merrill Lynch 3-Year Treasury Index, Donaghue's Money Fund Report, Lehman Brothers Intermediate Government/Corporate Index, Lehman Brothers 5-Year Bond Index, and Lehman Brothers Government (LT) Index. Advertisements may quote performance information which does not reflect the effect of the sales load. In addition, data may be used comparing the differences between the yields of income funds, Ginnie Maes and U.S. Treasury notes. All data is based on past performance and is not intended to indicate future results.

Money Market Funds

Based on the seven-day period ended December 31, 1997 (the "base period"), the yield and effective yield of the Trust Shares of each of the Money Market Funds were as follows:

 Fund-Trust Shares                    Yield        Effective Yield
                                      -----        ---------------

 Money Market Fund.................   5.26%              5.40%

 Ohio Municipal Money Market Fund     3.53%              3.59%

 U.S. Treasury Money Market Fund      5.05%              5.18%


Based on the seven-day period ended December 31, 1997 (the "base period"), the yield and effective yield of the Investment Shares of the Money Market Funds listed below were as follows:


 Fund-Investment Shares               Yield        Effective Yield
                                      -----        ---------------

 Money Market Fund.................   5.16%              5.30%

 Ohio Municipal Money Market Fund     3.43%              3.48%

 U.S. Treasury Money Market Fund      4.95%              5.08%


The yield for each class of shares of a Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield for each class of shares of a Fund represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

Other Funds

A Fund's yield for each class of shares is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the class during the base period less expenses accrued for that period by the class, and (ii) dividing that amount by the product of (A) the average daily number of shares of the class outstanding during the base period and entitled to receive dividends and (B) the maximum offering price per share of the class on the last day of the base period. The result is annualized on a compounding basis to determine the yield of the class of shares of the Fund. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.


The yield of Trust Shares of each of the following Funds for the 30-day period ended December 31, 1997, was as follows:


 Fund-Trust Shares                                   Yield
                                                     -----

 Growth Fund...................................      0.61%

 Income Equity Fund............................      2.85%

 Mortgage Securities Fund......................      6.16%

 Ohio Tax-Free Fund............................      3.68%

 Michigan Tax-Free Fund/*/.....................      3.94%

 Fixed Income Securities Fund..................      5.73%

 Intermediate Government Income Fund/*/........      5.44%

Short/Intermediate Fixed Income Securities Fund     5.51%

*  Performance shown is for the applicable predecessor FMB Fund.

The yield of Investment Shares of each of the following Funds based on the maximum offering price per share of the Funds for the 30-day period ended December 31, 1997, was as follows:


 Fund-Investment Shares                     Yield

 Growth Fund............................... 0.35%

 Income Equity Fund........................ 2.45%

 Mortgage Securities Fund.................. 5.88%

 Ohio Tax-Free Fund........................ 3.37%

 Michigan Tax-Free Fund/*/................. 3.52%

 Fixed Income Securities Fund.............. 5.39%

 Intermediate Government Income Fund/*/.... 5.30%


*  Performance shown is for the applicable predecessor FMB Fund.

The average annual total returns for Trust Shares of each of the following Funds for the one-year and five-year periods and for the life of the respective Fund through December 31, 1997, were as follows:

                                 Fiscal Year Ended    Five Years Ended      Inception Through
 Fund-Trust Shares               December 31, 1997    December 31, 1997     December 31, 1997
 -----------------               -----------------    -----------------     -----------------
 Growth Fund.................          35.37%              16.95%                 14.37%

 Income Equity Fund..........          25.99%              15.68%                 11.83%

 Mortgage Securities Fund....           8.77%               5.28%                  6.39%

 Ohio Tax-Free Fund..........           6.11%               5.18%                  6.00%

 Michigan Tax-Free                      7.18%               6.11%                  6.35%
 Fund/*/.....................

 Fixed Income Securities
 Fund........................           8.83%               6.73%                  7.85%

 Intermediate Government
 Income Fund/*/.............            7.52%               6.02%                  6.34%

 Short/Intermediate Fixed
 Income Securities Fund.....            6.56%               5.88%                  7.22%



*  Performance shown is for the applicable predecessor FMB Fund.

The average annual total returns for Investment Shares of each of the following Funds for the one-year and five-year periods and for the life of the respective Fund through December 31, 1997, were as follows:

                               Fiscal Year Ended       Five Years Ended       Inception Through
Fund-Investment Shares         December 31, 1997       December 31, 1997      December 31, 1997
----------------------         -----------------       -----------------      -----------------
Growth Fund...............            29.62%                15.72%                 14.29%

Income Equity Fund........              N/A                   N/A                  18.88%

Ohio Tax-Free Fund........             3.75%                 4.50%                  5.11%

Michigan Tax-Free
Fund/*/...................             1.88%                 5.00%                  5.40%

Fixed Income Securities
Fund......................             6.35%                 6.03%                  7.27%

Mortgage Securities Fund..             6.44%                 4.67%                  5.82%

Intermediate Government
Income Fund/*/............             2.16%                 4.89%                  5.38%

*  Performance shown is for the applicable predecessor FMB Fund.

The average annual total return for each Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly/quarterly reinvestment of all dividends and distributions. Any applicable redemption fee is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of shares redeemed.

From time to time, Huntington and/or SEI may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Prospectus. Any such waiver or assumption would increase a Fund's yield and total return during the period of the waiver or assumption.

Tax-Equivalent Yield

With respect to the Single State Funds, the Funds' tax-equivalent yield (or effective yield) for each class of shares during the applicable base period maybe presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield with respect to the class by a factor designed to show the approximate yield that a taxable investment would have to earn to produce the same after-tax yield for that period. A Fund's tax-equivalent yield with respect to each class will differ for shareholders in different tax brackets. In calculating the yields shown below, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The tax-equivalent yield for Trust Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1997, was 6.79% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Trust Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1997, was 6.96% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Trust Shares of the Michigan Tax-Free Fund* for the thirty-day period ended December 31, 1997, was 7.04% (assuming a 39.6% federal income tax bracket and a 4.4% Michigan income tax bracket).

The tax-equivalent yield for Investment Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1997, was 6.58% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Investment Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1997, was 6.37% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for Investment Shares of the Michigan Tax-Free Fund* for the thirty-day period ended December 31, 1997, was 6.29% (assuming a 39.6% federal income tax bracket and a 4.4% Michigan income tax bracket).

* Performance shown is for the predecessor FMB Michigan Tax-Free Bond Fund.

Tax-Equivalency Tables

            Ohio Municipal Money Market Fund and Ohio Tax-Free Fund

The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in either Fund's portfolio generally remains free from federal regular income tax and is free from Ohio personal income taxes. Some portion of either Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.



                       TAXABLE YIELD EQUIVALENT FOR 1998
                                 STATE OF OHIO



FEDERAL TAX BRACKET:
                      15.00%         28.00%         31.00%         36.00%         39.60%

COMBINED FEDERAL AND STATE TAX BRACKET:

                      20.201%        33.943%        37.900%        43.500%        47.100%
-----------------------------------------------------------------------------------------------
                      $1-            $40,001-       $96,901-       $147,701-      OVER

Single Return         $40,000        $96,900        $147,700       $263,750       $263,750
-----------------------------------------------------------------------------------------------

TAX-EXEMPT YIELD                       TAXABLE YIELD EQUIVALENT

      1.50%              1.88%          2.27%           2.42%          2.65%          2.84%

      2.00%              2.51%          3.03%           3.22%          3.54%          3.78%

      2.50%              3.13%          3.78%           4.03%          4.42%          4.73%

      3.00%              3.76%          4.54%           4.83%          5.31%          5.67%

      3.50%              4.39%          5.30%           5.64%          6.19%          6.62%

      4.00%              5.01%          6.06%           6.44%          7.08%          7.56%

      4.50%              5.64%          6.81%           7.25%          7.96%          8.51%


      5.00%              6.27%          7.57%           8.05%          8.85%          9.45%

      5.50%              6.89%          8.33%           8.86%          9.73%         10.40%

      6.00%              7.52%          9.08%           9.66%         10.62%         11.34%


NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO INCREASE FEDERAL DEDUCTIONS.


                             Michigan Tax-Free Fund

The Michigan Tax-Free Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax and is free from Michigan personal income taxes. Some portion of this Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields. As the table indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                       TAXABLE YIELD EQUIVALENT FOR 1998
                               STATE OF MICHIGAN

FEDERAL TAX BRACKET:
                      15.0%          28.0%          31.0%          36.0%          39.6%

COMBINED FEDERAL AND STATE TAX BRACKET:

                      19.4%          32.4%          35.4%          40.4%          44.0%
----------------------------------------------------------------------------------------------
                      $1-            $24,651-       $59,751-       $124,651-      OVER
Single Return:        $24,650        $59,750        $124,650       $271,050       $271,050

                      $1-            $41,201-       $99,601-       $151,751-      OVER
Joint Return:         $41,200        $99,600        $151,750       $271,050       $271,050
----------------------------------------------------------------------------------------------

TAX-EXEMPT YIELD                      TAXABLE YIELD EQUIVALENT

      1.50%              1.87%          2.22%           2.32%           2.52%          2.68%

      2.00%              2.49%          2.96%           3.10%           3.36%          3.57%

      2.50%              3.11%          3.70%           3.87%           4.19%          4.46%

      3.00%              3.73%          4.44%           4.64%           5.03%          5.36%

      3.50%              4.35%          5.18%           5.42%           5.87%          6.25%

      4.00%              4.98%          5.92%           6.19%           6.71%          7.14%

      4.50%              5.60%          6.66%           6.97%           7.55%          8.04%

      5.00%              6.22%          7.40%           7.74%           8.39%          8.93%

      5.50%              6.84%          8.14%           8.51%           9.23%          9.82%

      6.00%              7.46%          8.88%           9.29%           10.07%         10.71%

NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT. ADDITIONAL STATE AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO INCREASE FEDERAL DEDUCTIONS. FURTHERMORE, NO ADJUSTMENT WAS MADE TO REFLECT AVAILABLE STATE TAX DEDUCTIONS ON FEDERAL RETURNS.

                          Florida Tax-Free Money Fund

The Florida Tax-Free Money Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax. Some portion of this Fund's income may result in liability under the federal alternative minimum tax. The table below provides tax-equivalent yields for selected tax-exempt yields. As the table indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                       TAXABLE YIELD EQUIVALENT FOR 1998

FEDERAL TAX BRACKET:
                      15.0%          28.0%          31.0%          36.0%          39.6%
----------------------------------------------------------------------------------------------
                      $1-            $24,651-       $59,751-       $124,651-      OVER
Single Return:        $24,650        $59,750        $124,650       $271,050       $271,050

                      $1-            $41,201-       $99,601-       $151,751-      OVER
Joint Return:         $41,200        $99,600        $151,750       $271,050       $271,050
----------------------------------------------------------------------------------------------

TAX-EXEMPT YIELD                      TAXABLE YIELD EQUIVALENT

      1.50%              1.76%          2.08%           2.17%          2.34%          2.48%

      2.00%              2.35%          2.78%           3.90%          3.13%          3.31%

      2.50%              2.94%          3.47%           3.62%          3.91%          4.14%

      3.00%              3.53%          4.17%           4.35%          4.69%          4.97%

      3.50%              4.12%          4.86%           5.07%          5.47%          5.79%

      4.00%              4.71%          5.56%           5.80%          6.25%          6.62%

      4.50%              5.29%          6.25%           6.52%          7.03%          7.45%

      5.00%              5.88%          6.94%           7.25%          7.81%          8.28%

      5.50%              6.47%          7.64%           7.97%          8.59%          9.11%

      6.00%              7.06%          8.33%           8.70%          9.38%          9.93%


The above charts, which are based on the federal income tax schedule effective January 1, 1998, are for illustrative purposes only. They are not indicators of past or future performance of a Fund.

Custodian

-------------------------------------------------------------------------------

Huntington is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The custodian's fees for custody and record keeping services are based on a percentage of the average daily net assets of the Funds.

Transfer Agent and Dividend Disbursing Agent

--------------------------------------------------------------------------------

State Street Bank and Trust Company ("State Street"), Two Heritage Drive, Quincy, MA 02171, serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. State Street also maintains the Funds' accounting records. The fee paid for this service is based upon the level of the Funds' average net assets for the period plus out-of-pocket expenses.

Independent Auditors

--------------------------------------------------------------------------------

The independent auditors for the Trust were Price Waterhouse LLP, Columbus, Ohio, through December 31, 1996. Effective January 1, 1997, the independent auditors for the Trust are KPMG Peat Marwick LLP, Columbus, Ohio.

Additional Information About the Trust and Its Shares

--------------------------------------------------------------------------------

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of shares representing 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, beheld personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholder Inquiries

Shareholder inquiries regarding those Funds offering Trust Shares should be directed to Huntington, 41 South High Street, Columbus, Ohio 43215, Attn:
Investor Services.

Shareholder inquiries regarding those Funds offering Investment Shares should be directed to The Huntington Investment Company, 41 South High Street, Columbus, Ohio 43287.

 Financial Statements

--------------------------------------------------------------------------------

The audited financial statements of The Monitor Funds (except Michigan Tax-Free Fund and Intermediate Government Income Fund) for the year ended December 31, 1997, and the report of KPMG Peat Marwick LLP, independent auditors, are incorporated herein by reference from the Trust's Annual Report to Shareholders for the year ended December 31, 1997, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission. In addition, the audited financial statements for Michigan Tax-Free Fund and Intermediate Government Income Fund for the six months ended May 31, 1998, and the report of KPMG Peat Marwick LLP, independent auditors, are incorporated by reference from the Annual Report to Shareholders of such Funds for the six months ended May 31, 1998, which has been previously sent to shareholders of such Funds pursuant to
Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of either Annual Report to Shareholders may be obtained without charge by contacting the Trust.

Appendix
--------------------------------------------------------------------------------

Standard & Poor's Ratings Group Corporate and Municipal Bond Rating Definitions

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

Moody's Investors Service, Inc.  Corporate and Municipal Bond Rating Definitions

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Duff & Phelps, Inc. Corporate Bond Rating Definitions

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- - High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Fitch Investors Service, Inc. Corporate Bond Rating Definitions

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated 'F-I+.'

A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA Long-Term Rating Definitions

AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Standard & Poor's Ratings Group Short-Term Municipal Obligation Rating
Definitions

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.  Short-Term Municipal Obligation Rating
Definitions

MIG1/VMIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

IBCA Short-Term Rating Definitions

A1+ - Obligations supported by the highest capacity for timely repayment.

A1 - Obligations supported by a very strong capacity for timely repayment.

A2 - Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Standard and Poor's Ratings Group Commercial Paper Rating Definitions

A-1 - This designation indicates that the degree of safety regarding timely payment strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service, Inc. Commercial Paper Rating Definitions

P-1 - Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of senior short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics:

     .     Leading market positions in well-established industries.

     .     High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 - Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. P-2 will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NR indicates the bonds are not currently rated by Moody's or S&P. However, management considers them to be of good quality.

Duff & Phelps, Inc.  Commercial Paper Rating Definitions

Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2-Good certainty of timely payment Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch Investors Service, Inc.  Commercial Paper Rating Definitions

Plus or minus signs are used with a rating symbol to indicate the relative portion of the credit within the rating category:

F-1+ - Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

F-2 - Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is riot as great as for issues assigned F-1 + or F-1 ratings.

                           PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements: The following financial statements have been incorporated into the Combined Statement of Additional Information by reference to the Trust's Combined Annual Report to Shareholders, dated December 31, 1997 (for all of the Trust's Funds except Michigan Tax-Free Fund and Intermediate Government Income Fund) and the Trust's Combined Annual Report to Shareholders, dated May 31, 1998 (for the Michigan Tax-Free Fund and Intermediate Government Income Fund):

     Statements of Operations for the year ended December 31, 1997 or six months ended May 31, 1998, as applicable
     Statements of Assets and Liabilities as of December 31, 1997 or as of May 31, 1998, as applicable
     Statements of Changes in Net Assets for the year ended December 31, 1997 or six months ended May 31, 1998, as applicable
     Portfolios of Investments as of December 31, 1997 or as of May 31, 1998, as applicable
     Financial Highlights for the years ended December 31, 1997 or six months ended May 31, 1998, as applicable
     Notes to Financial Statements as of and for the year ended
     December 31, 1997 or as of and for the six months ended May 31, 1998, as applicable Reports of KPMG Peat Marwick LLP, Independent Auditors

(b) Exhibits (all Exhibits incorporated by reference relate to File Nos. 33-11905 and 811-5010 except as otherwise noted):
     (1) Amended and Restated Declaration of Trust of the Registrant (previously filed as Exhibit 1 to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (2) By-Laws of the Registrant (previously filed as Exhibit 2 to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (3)  Not applicable
     (4)  Not applicable

     (5) (i) Investment Advisory Agreement, dated September 15, 1998, between the Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A., relating to The Monitor Money Market Fund, Ohio Municipal Money Market Fund (formerly Tax-Free Money Market
          Fund) and Ohio Tax-Free Fund (previously filed as Exhibit 5(i) to Post-Effective Amendment No. 26 and incorporated by reference herein)

          (ii) Investment Advisory Agreement, dated April 25, 1989, between the Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A., relating to The Monitor U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund (previously filed as Exhibit 5(ii) to Post-Effective Amendment No. 26 and incorporated by reference herein)

          (iii) Investment Advisory Agreement, dated April 24, 1992, between the Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A., relating to The Monitor Mortgage Securities Fund (previously filed as Exhibit 5(i) to Post-Effective Amendment No. 19 and incorporated herein by reference)
          (iv) Investment Advisory Agreement, dated September 5, 1997, between the Registrant and The Huntington National Bank relating to The Monitor Michigan Tax-Free Fund (previously filed as Exhibit 5(iii) to Post-Effective Amendment No. 23 and incorporated herein by reference)
          (v) Investment Advisory Agreement, dated November 21, 1997, between the Registrant and The Huntington National Bank relating to The Monitor Intermediate Government Income Fund (previously filed as
          Exhibit 5(iv) to Post-Effective Amendment No. 24 and incorporated herein by reference)
     (6) Distribution Agreement, dated January 11, 1996, between the Registrant and SEI Investments Distribution Co. (formerly SEI Financial Services Company) (previously filed as Exhibit 6 to Post-Effective Amendment No. 20 and incorporated herein by reference)
     (7)  Not applicable
     (8) Custodian Contract, dated January 27, 1993, between the Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A. (previously filed as Exhibit 8 to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (9) (i) Transfer Agency Agreement, dated January 1, 1998, between the Registrant and State Street Bank and Trust Company (previously filed as Exhibit 9(i) to the Registration Statement on Form N-14, File No. 333-44511, and incorporated herein by reference)
          (ii) Administration Agreement, dated January 12, 1998, between the Registrant and Huntington National Bank (previously filed as Exhibit 9(ii) to the Registration Statement on Form N-14, File No. 333-44511 and incorporated herein by reference)
          (iii) Sub-Administration Agreement, dated January 12, 1998, between SEI Fund Resources and Huntington National Bank (previously filed as
          Exhibit 9(iii) to the Registration Statement on Form N-14, File No. 333-44511 and incorporated herein by reference)
     (10) Opinion and Consent of Counsel as to legality of shares being registered (previously filed as Exhibit 10 to Post-Effective Amendment No. 22 and incorporated herein by reference)

     (11) Consent of KPMG Peat Marwick LLP

     (12) Not applicable
     (13) Initial Capital Understanding (previously filed as Exhibit 13 to Post-Effective Amendment No. 20 and incorporated herein by reference)
     (14) Not applicable
     (15) Distribution and Shareholder Services Plan, adopted on November 8, 1995 (previously filed as Exhibit 15 to Post-Effective Amendment No. 21 and incorporated herein by reference)
     (16) Not applicable

     (17) Not applicable


     (18) Multiple Class Plan (previously filed as Exhibit 18 to Post-Effective Amendment No. 24 and incorporated herein by reference)

     (24) Powers of Attorney (previously filed as Exhibit 24 to Post-Effective Amendment No. 25 and incorporated herein by reference).

Item 25.  Persons Controlled by or Under Common Control with Registrant

     None.

Item 26.  Number of Holders of Securities

                                                   Number of Record Holders
Title of Class                                     as of September 15, 1998

Shares of Beneficial Interest of:

The Monitor Money Market Fund
     Trust Shares ................................            37
     Investment Shares ...........................         3,412

The Monitor Ohio Municipal Money Market Fund
     Trust Shares ................................             6
     Investment Shares ...........................           216

The Monitor U.S. Treasury Money Market Fund
     Trust Shares ................................             8
     Investment Shares ...........................           199

The Monitor Growth Fund
     Trust Shares ................................            81
     Investment Shares ...........................         1,641

The Monitor Income Equity Fund
     Trust Shares ................................            98
     Investment Shares ...........................            73

The Monitor Mortgage Securities Fund
     Trust Shares ................................              34
     Investment Shares ...........................             121

The Monitor Ohio Tax-Free Fund
     Trust Shares ................................              14
     Investment Shares ...........................              97

The Monitor Michigan Tax-Free Fund
     Trust Shares ................................               6
     Investment Shares ...........................             284

The Monitor Fixed Income Securities Fund
     Trust Shares ................................              41
     Investment Shares ...........................             149

The Monitor Intermediate Government Income Fund
     Trust Shares ................................               6
     Investment Shares ...........................             233

The Monitor Short/Intermediate Fixed Income
 Securities Fund
     Trust Shares ................................              50

Item 27.  Indemnification

     The response to this Item is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed February 3, 1998.

Item 28.  Business and Other Connections of Investment Adviser

     The Adviser. Huntington National Bank ("Huntington") serves as investment adviser to the Registrant. Huntington is a wholly-owned subsidiary of Huntington Bancshares Incorporated ("Bancshares"). Huntington conducts a variety of trust activities. To the knowledge of Registrant, none of the directors or executive officers of Huntington, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers also hold various positions with and engage in business for Bancshares. Set forth below are the names and principal businesses of the directors and executive officers of Huntington who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee.

Name of
Officers and Directors of       Principal Other Business(es) During
Huntington                      at Least the Last Two Fiscal Years
----------                      ----------------------------------

Friedrich K.M. Bohm ..........  Managing Partner and Chief Executive Officer,
                                NBBJ East Limited Partnership

Douglas G. Borror ............  President and Chief Executive Officer, Dominion
                                Corporation

William E. Conway ............  Chairman, Fairmont Minerals, Ltd.

Maurice A. Cox, Jr. ..........  Chief Executive Officer, The Ohio Partners, LLC

Peter H. Edwards .............  Chairman, Edwards Companies

Douglas E. Fairbanks .........  Retired Vice President, Ameritech

John B. Gerlach, Jr. .........  Chairman, President and Chief Executive Officer,
                                Lancaster Colony Corporation

Elaine H. Hairston ...........  Chancellor, Ohio Board of Regents

Edgar W. Ingram III ..........  Chairman, President and Chief Executive Officer,
                                White Castle System, Inc.

Pete A. Klisares .............  Executive Vice President, Worthington
                                Industries, Inc.

William M. Osborne, Jr. ......  Secretary, Riley Gear Corp.

Robert W. Rahal ..............  President, Bobby Rahal, Inc.

John B. Schulze ..............  Chairman, President and Chief Executive Officer,
                                The Lamson & Sessions Co.

J. Richard Sisson ............  Senior Vice President and Provost, The Ohio
                                State University

Rodney Wasserstrom ...........  President and Chief Executive Officer, The
                                Wasserstrom Company

William J. Williams ..........  Retired Chairman, Huntington National Bank

William S. Williams ..........  Vice Chairman, Chief Executive Officer and Chief
                                Financial Officer, The W.W. Williams Co., Inc.

Helen K. Wright ..............  Investor

Item 29.  Principal Underwriters

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser:

     SEI Investments Distribution Co. ("SEI") is the Distributor of the Registrant's shares. SEI also acts as distributor for the following other investment companies:

          The Achievement Funds Trust
          The Advisors' Inner Circle Fund
          The Arbor Fund
          ARK Funds
          Armada Funds
          Bishop Street Funds
          Boston 1784 Funds(R)
          CrestFunds, Inc.
          CUFUND
          The Expedition Funds
          First American Funds, Inc.
          First American Investment Funds, Inc.
          First American Strategy Funds, Inc.
          HighMark Funds
          Morgan Grenfell Investment Trust
          The Nevis Fund, Inc.
          Oak Associates Funds
          The Parkstone Group of Funds
          The PBHG Funds, Inc.
          PBHG Insurance Series Fund, Inc.
          The Pillar Funds
          SEI Asset Allocation Trust
          SEI Daily Income Trust
          SEI Index Funds
          SEI Institutional Investments Trust
          SEI Institutional Managed Trust
          SEI Institutional International Trust
          SEI Liquid Asset Trust
          SEI Tax Exempt Trust
          STI Classic Funds
          STI Classic Variable Trust
          TIP Funds
          TIP Institutional Funds

SEI provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Road, Oaks, Pennsylvania 19456:

                       Position and Office           Position and Office
Name                   with Underwriter              with Registrant
----                   ----------------              ---------------

Alfred P. West, Jr.    Director and Chairman of      None
                       the Board of Directors

Henry H. Greer         Director                      None

Carmen V. Romeo        Director                      None

Mark J. Held           President and COO             None

Gilert L. Beebower     Executive Vice President      None

Richard B. Lieb        Executive Vice President      None

Dennis J. McGonigle    Executive Vice President      None

Robert M. Silvestri    CFO and Treasurer             None

Leo J. Dolan, Jr.      Senior Vice President         None

Carl A. Guarino        Senior Vice President         None

Larry Hutchison        Senior Vice President         None

Jack May               Senior Vice President         None

Hartland J. McKeown    Senior Vice President         None

Barbara J. Moore       Senior Vice President         None

Kevin P. Robins        Senior Vice President and     Vice President and
                       General Counsel               Assistant Secretary

Patrick K. Walsh       Senior Vice President         None

Robert Aller           Vice President                None

Gordon W. Carpenter    Vice President                None

Todd Cipperman         Vice President and            Vice President and
                       Assistant Secretary           Assistant Secretary

                       Position and Office       Position and Office
Name                   with Underwriter          with Registrant
----                   ----------------          ---------------

Robert Crudup          Vice President and        None
                       Managing Director

Barbara Doyne          Vice President            None

Jeff Drennen           Vice President            None

Vic Galef              Vice President and        None
                       Managing Director

Lydia A. Gavalis       Vice President and        None
                       Assistant Secretary

Greg Gettinger         Vice President and        None
                       Assistant Secretary

Kathy Heilig           Vice President            None

Jeff Jacobs            Vice President            None

Samuel King            Vice President            None

Kim Kirk               Vice President and        None
                       Managing Director

John Krzeminski        Vice President and        None
                       Managing Director

Carolyn McLaurin       Vice President and        None
                       Managing Director

W. Kelso Morrill       Vice President            None

Mark Nagle             Vice President            None

Joanne Nelson          Vice President            None

Joseph O'Donnell       Vice President and        None
                       Assistant Secretary

Sandra K. Orlow        Vice President and        Vice President and
                       Secretary                 Assistant Secretary

Cynthia M. Parish      Vice President and        None
                       Assistant Secretary


Kim Rainey             Vice President            None

Rob Redican            Vice President            None

                       Position and Office       Position and Office
Name                   with Underwriter          with Registrant
----                   ----------------          ---------------

Maria Rinehart         Vice President            None

Mark Samuels           Vice President and        None
                       Managing Director

Steve Smith            Vice President            None

Daniel Spaventa        Vice President            None

Kathryn L. Stanton     Vice President and        Vice President and
                       Assistant Secretary       Assistant Secretary

Lynda J. Striegel      Vice President and        None
                       Assistant Secretary

Lori L. White          Vice President and        None
                       Assistant Secretary

Wayne M. Withrow       Vice President and        None
                       Managing Director

Item 30.  Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     SEI Investments Distribution Co.          One Freedom Valley Road
     (Distributor and Sub-Administrator)       Oaks, PA

     Huntington National Bank                  Huntington Center
     (Adviser, Administrator, Custodian and    41 South High Street
     Portfolio Recordkeeper)                   Columbus, OH 43287

     State Street Bank and Trust               Two Heritage Drive
     Company (Transfer Agent and               Quincy, MA  02171
     Dividend Disbursing Agent)

Item 31.  Management Services

     Not applicable.

Item 32.  Undertakings

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

(c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 25th day of September, 1998.

                         THE MONITOR FUNDS

                         By:  /s/ KEVIN P. ROBINS
                              -------------------
                              Kevin P. Robins, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                               TITLE                  DATE

/s/ Mark Nagle           President and Chief        September 25, 1998
-----------------------  Executive Officer
Mark Nagle

/s/ Robert DellaCroce    Controller, Treasurer      September 25, 1998
-----------------------  and Chief Financial
Robert DellaCroce        Officer


*                        Trustee                    September 25, 1998
-----------------------
David S. Schoedinger

*                        Trustee                    September 25, 1998
-----------------------
William R. Wise

*                        Trustee                    September 25, 1998
-----------------------
John M. Shary

*Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.


By:  /s/ Kevin P. Robins
     -------------------
     Attorney-In-Fact

                                 EXHIBIT INDEX



(11) Consent of KPMG Peat Marwick LLP